$216,895,000
(Approximate Offered Certificates)
Fremont Home Loan Trust 2005-D
Mortgage-Backed Certificates, Series 2005-D
Fremont Investment & Loan
(Originator, Seller and Servicer)
Wells Fargo Bank, N.A.
(Master Servicer and Trust Administrator)
November 9, 2005

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Disclaimer
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2005-D (the “Securities”) to be issued by Fremont Home Loan Trust 2005-D (the “Issuer”) is referred to as the “Information.”
Barclays has not independently verified the Information. The Information addresses only certain aspects of the applicable Security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved.
Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.
Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital — the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority (‘FSA’) and member of the London Stock Exchange.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Fremont Home Loan Trust 2005-D
$216,895,000
(Approximate Offered Certificates)(3)

	Principal
	Balance($)3)		WAL	Principal Payment Window		Interest	Legal Final	Expected Ratings
Class	(10)	Coupon	(Call(4)/Mat)	(Call(4)/Mat)	C/E(5)	Type	Maturity(6)	(Moody's/S&P/DBRS)
Offered Certificates

M1	37,788,000	(1)(2)	4.65 / 5.10	05/09 - 03/12 / 05/09 - 11/17	19.90%	Floating	November 2035	Aa1/AA+/AA (hi)
M2	35,200,000	(1)(2)	4.59 / 5.03	04/09 - 03/12 / 04/09 - 06/17	16.50%	Floating	November 2035	Aa2/AA+/AA (hi)
M3	24,329,000	(1)(2)	4.56 / 4.98	03/09 - 03/12 / 03/09 - 12/16	14.15%	Floating	November 2035	Aa3/AA/AA
M4	18,635,000	(1)(2)	4.54 / 4.95	02/09 - 03/12 / 02/09 - 08/16	12.35%	Floating	November 2035	A1/AA/AA
M5	18,119,000	(1)(2)	4.53 / 4.93	02/09 - 03/12 / 02/09 - 03/16	10.60%	Floating	November 2035	A2/AA-/AA (lo)
M6	15,529,000	(1)(2)	4.52 / 4.90	01/09 - 03/12 / 01/09 - 11/15	9.10%	Floating	November 2035	A3/A+/A (hi)
M7	15,529,000	(1)(2)	4.51 / 4.86	01/09 - 03/12 / 01/09 - 06/15	7.60%	Floating	November 2035	Baa1/A/A
M8	11,906,000	(1)(2)	4.51 / 4.83	01/09 - 03/12 / 01/09 - 01/15	6.45%	Floating	November 2035	Baa2/A-/A- (lo)
M9	11,906,000	(1)(2)	4.50 / 4.79	12/08 - 03/12 / 12/08 - 08/14	5.30%	Floating	November 2035	Baa3/BBB+/BBB (hi)
B1	10,353,000	(1)(2)	4.49 / 4.73	12/08 - 03/12 / 12/08 - 02/14	4.30%	Floating	November 2035	Ba1/BBB+/BBB (hi)
B2	10,353,000	(1)(2)	4.49 / 4.66	12/08 - 03/12 / 12/08 - 08/13	3.30%	Floating	November 2035	Ba2/BBB/BBB
B3	7,248,000	(1)(2)	4.49 / 4.57	12/08 - 03/12 / 12/08 - 12/12	2.60%	Floating	November 2035	NR/BBB-/BBB (lo)

				Not Offered Certificates
1-A-1(7)	343,936,000	(1)(2)	N/A	N/A	23.55%	Floating	November 2035	Aaa/AAA/AAA
2-A-1(8)	173,259,000	(1)(2)	N/A	N/A	23.55%	Floating	November 2035	Aaa/AAA/AAA
2-A-2(8)	105,775,000	(1)(2)	N/A	N/A	23.55%	Floating	November 2035	Aaa/AAA/AAA
2-A-3(8)	114,799,000	(1)(2)	N/A	N/A	23.55%	Floating	November 2035	Aaa/AAA/AAA
2-A-4(8)	53,715,000	(1)(2)	N/A	N/A	23.55%	Floating	November 2035	Aaa/AAA/AAA
B4	9,835,000	(1)(2)	N/A	N/A	1.65%	Floating	November 2035	NR/BB+/BB+

(1)	One Month LIBOR plus the related margin, subject to a cap as described herein.

(2)	The margins on the Senior Certificates (defined herein) will increase to 2x the related initial margins and the margins on the Subordinate Certificates (defined herein) will increase to 1.5x the related initial margins after the Optional Termination Date.

(3)	The principal balance of each class of Certificates is subject to a 10% variance.

(4)	Assuming payment based on the pricing speeds and to a 10% Optional Termination on all Certificates.

(5)	Credit Enhancement (“C/E”) includes upfront overcollateralization.

(6)	The Legal Final Maturity for the Certificates is the Distribution Date in November 2035.

(7)	The Class 1-A-1 Certificates (the “Group 1 Senior Certificates”) are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under “Principal Payment Priority” cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group.

(8)	The Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates (collectively, the “Group 2 Senior Certificates”) are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under “Principal Payment Priority” cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group.

(9)	The principal balance of the Certificates is calculated using the scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Summary of Terms

Issuer:	Fremont Home Loan Trust 2005-D

Depositor:	Fremont Mortgage Securities Corporation

Trustee:	HSBC Bank USA, National Association

Master Servicer and Trust Administrator:	Wells Fargo Bank, N.A.

Servicer:	Fremont Investment & Loan

Swap Provider:	Barclays Bank PLC

Lead Underwriter:	Barclays Capital Inc.

Co-Managers:	Bear Stearns & Co., Credit Suisse First Boston LLC, Goldman Sachs & Co., Greenwich Capital Markets, Inc., UBS Investment Bank.

Distribution Date:	25th day of each month, or if the 25th day is not a Business Day, the next succeeding Business Day. The first Distribution Date is December 27, 2005.

Cut-off Date:	November 1, 2005

Pricing Date:	Week of November 7, 2005

Closing Date:	On or about November 18, 2005

Delay Days:	0 day delay with respect to each class of Certificates

Day Count:	Actual/360 on the Certificates

Collection Period:	2nd day of prior calendar month through and including the 1st day of month of the related Distribution Date.

Senior Certificates:	Together, the Class 1-A-1 (the “Group 1 Senior Certificates”) and the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates (the “Group 2 Senior Certificates”) are referred to herein as the “Senior Certificates.”

Subordinate Certificates:	Together, the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1, Class B2, Class B3 and Class B4 Certificates are referred to herein as the “Subordinate Certificates.”

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Summary of Terms (continued)

Offered Certificates:	The Subordinate Certificates (except the Class B4 Certificates) are referred to herein as the “Offered Certificates.”

Non-Offered Certificates:	The Senior Certificates, Class B4, Class C, Class P and Class R Certificates.

Certificates:	Together, the Senior Certificates and the Subordinate Certificates are referred to herein as the “Certificates.”

Prepayment Period:	With respect to prepayments in full, period from and including the 16th day of the month preceding the month in which such Distribution Date occurs to and including the 15th day of the month in which that Distribution Date occurs.

Servicing Fee:	The servicing fee is equal to a per annum rate of 0.50% of the mortgage loan principal balance payable monthly.

Clearing/Registration:	Book-entry through DTC, Euroclear, and Clearstream.

Denomination:	$100,000 minimum and increments $1 in excess thereof for the Senior Certificates and the Subordinate Certificates.

Optional Termination:	The transaction may be called by the Servicer, on any Distribution Date, on which the aggregate Mortgage Loan balance as of the last day on the second preceding due period is reduced to less than 10% of the Cut-off Date balance of the Mortgage Loans (the “Optional Termination Date”). If the optional termination is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Senior Certificates will increase to 2x their initial margins and the margins on the Subordinate Certificates will increase to 1.5x their initial margins.

SMMEA Eligibility:	The Certificates are not expected to be SMMEA eligible.

ERISA Eligibility:	The Certificates are not expected to be ERISA eligible. The Certificates may not be purchased by ERISA plans or with the assets of ERISA plans.

Tax Status:	It is anticipated that the Certificates will represent, in part, ownership of REMIC regular interests for tax purposes.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Summary of Terms (continued)

Pricing Prepayment Speed:	Fixed Rate Mortgage Loans: 115% PPC; 100% of the Prepayment Assumption for which assumes a speed of 4% CPR for the first month and increasing approximately 1.45% (16%/11) CPR for each of the next 11 months to 20% CPR in month 12 and thereafter.

Adjustable Rate Mortgage Loans: 4% CPR for the first month and increasing approximately 1.35% (31%/23) CPR for each of the next 23 months to 35% CPR in month 24 and thereafter.

Mortgage Loans:	The pool is comprised of closed-end, fixed-rate and adjustable-rate, first and second lien mortgage loans. As of the Cut-off Date, the aggregate scheduled principal balance of the mortgage loans totaled approximately $1,035,296,653 (the “Mortgage Loans”), of which: (i) approximately $449,884,351 were conforming balance mortgage loans allocated to Group 1 (the “Group 1 Mortgage Loans”) and (ii) approximately $585,412,302 were either conforming or non-conforming balance mortgage loans allocated to Group 2 (the “Group 2 Mortgage Loans”).

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Unpaid Interest Amount
“Unpaid Interest Amount” for each class of Senior and Subordinate Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any Unpaid Interest Amount from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable interest rate.
“Current Interest” for any class of Senior and Subordinate Certificates for any Distribution Date will be the aggregate amount of interest accrued at the lesser of (i) the Base Rate and (ii) the applicable Net WAC Rate during the related Accrual Period on the certificate principal balance of that class.
Net WAC Cap
The “Group 1 Net WAC Rate” will be equal to (x) the weighted average of the Adjusted Net Mortgage Rates of the Group 1 Mortgage Loans less (y) the Net Swap Payment or Swap Termination Payment, if any, made to the Swap Provider (only if such Swap Termination Payment is not due to a Swap Provider Trigger Event (as defined in the Swap Agreement)) expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment or Swap Termination Payment made to the Swap Provider by the Trust and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans, multiplied by 12, adjusted to an effective rate reflecting the accrual of interest on an actual / 360 basis.
The “Group 2 Net WAC Rate” will be equal to (x) the weighted average of the Adjusted Net Mortgage Rates of the Group 2 Mortgage Loans less (y) the Net Swap Payment or Swap Termination Payment, if any, made to the Swap Provider (only if such Swap Termination Payment is not due to a Swap Provider Trigger Event (as defined in the Swap Agreement)) expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment or Swap Termination Payment made to the Swap Provider by the Trust and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans, multiplied by 12, adjusted to an effective rate reflecting the accrual of interest on an actual / 360 basis.
The “Subordinate Net WAC Rate” will be equal to the weighted average of the Group 1 Net WAC Rate and the Group 2 Net WAC rate based on (a) the excess of (i) the aggregate principal balance of the Group 1 Mortgage Loans over (ii) the certificate principal balance of the Group 1 Senior Certificates and (b) the excess of (i) the aggregate principal balance of the Group 2 Mortgage Loans over (ii) the certificate principal balance of the Group 2 Senior Certificates, adjusted to an effective rate reflecting the accrual of interest on an actual / 360 basis.
The “Net WAC Rate” will be equal to the Group 1 Net WAC Rate, the Group 2 Net WAC Rate and the Subordinate Net WAC Rate, as applicable.
The “Adjusted Net Mortgage Rate” for any Mortgage Loan will be equal to the applicable mortgage rate for such Mortgage Loan minus the sum of (i) the Master Servicing Fee Rate, (ii) the Servicing Fee Rate and (iii) the Trustee Fee Rate.

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Basis Risk Shortfall
With respect to each Distribution Date, to the extent that (a) the amount of interest accrued on a class, as calculated without regard to the applicable Net WAC Rate, exceeds (b) the amount actually paid based on the applicable Net WAC Rate (such excess, a “Basis Risk Shortfall”), that class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable interest rate, before the Class C and Class R Certificates are entitled to any distributions. The “Unpaid Basis Risk Shortfall” for any class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such class for all previous Distribution Dates, together with interest thereon at the applicable interest rate, less all payments made with respect to such class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.
Interest Rate Swap Agreement
On the Closing Date, the Trustee will enter into a Swap Agreement with a notional amount equal to, on each Distribution Date, the lesser of (a) the Scheduled Maximum Swap Notional Amount and (b) the Swapped Collateral Balance. Under the Swap Agreement, the Trust will be obligated to pay a monthly rate on the notional amount (calculated on a 30/360 basis) as set forth in the Swap Agreement to the Swap Provider and the Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount (calculated on an actual/360 basis) as set forth in the Swap Agreement from the Swap Provider, until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party (“Net Swap Payment”). See the attached schedule for the Scheduled Maximum Swap Notional Amount for each Distribution Date.
Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Swap Administrator pursuant to the Pooling and Servicing Agreement and a swap administration agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.
Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full generally, prior to distributions to Certificateholders.
In the event that the Trust receives a Swap Termination Payment, and a successor Swap Provider cannot be obtained, then such Swap Termination Payment will be deposited into a reserve account and the Swap Administrator, on each subsequent Distribution Date, will withdraw the amount of any Net Swap Payment due to the Trust (calculated in accordance with the terms of the original Swap Agreement) and administer such Net Swap Payment in accordance with the terms of the Pooling and Servicing Agreement and the swap administration agreement.
“Swapped Collateral Balance” for any Distribution Date shall mean the aggregate principal balance of all fixed rate mortgage loans and adjustable-rate mortgage loans that have not reached their first rate adjustment date as of the end of the prior Collection Period (except, with respect to the first payment date, shall equal the Scheduled Maximum Swap Amount).

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Maximum Notional Swap Schedule

	Scheduled		Scheduled
	Maximum Swap		Maximum
	Notional Amount		Swap Notional
Period	($)	Period	Amount ($)

1	1,035,296,653.45	31	53,485,280.00
2	1,025,649,268.04	32	51,250,616.89
3	1,014,417,814.55	33	49,109,062.95
4	1,001,623,245.25	34	46,107,306.90
5	987,293,940.92	35	36,442,602.16
6	971,465,729.38	36	34,899,439.89
7	954,181,849.82	37	33,421,360.86
8	935,492,861.04	38	32,005,595.52
9	915,456,492.22	39	30,649,441.94
10	894,137,435.04	40	29,349,093.96
11	871,607,077.05	41	28,101,640.19
12	847,943,176.32	42	26,904,752.01
13	823,229,478.13	43	25,744,580.75
14	797,555,275.39	44	24,586,105.44
15	771,014,914.57	45	23,428,698.30
16	743,707,250.22	46	22,272,378.46
17	715,735,864.98	47	21,117,202.43
18	687,221,675.11	48	19,963,278.15
19	659,841,129.32	49	18,810,486.84
20	633,549,228.93	50	17,885,022.22
21	608,231,102.52	51	16,960,466.54
22	582,864,263.72	52	16,036,835.52
23	75,237,872.11	53	15,114,145.12
24	72,097,253.63	54	14,192,411.53
25	69,087,398.53	55	13,271,651.18
26	66,202,873.12	56	12,351,880.75
27	63,438,469.11	57	11,433,117.17
28	60,789,194.36	58	10,294,975.29
29	58,250,263.84	59	—
30	55,817,091.09

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Interest Payment Priority
The “Base Rate” for the Senior and Subordinate Certificates is equal to One Month LIBOR plus the related margin.
The “Accrual Period” for the Senior and Subordinate Certificates, for each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or in the case of the first Accrual Period, beginning on the Closing Date) and ending on the day immediately preceding the related Distribution Date.
Interest received or advanced on each Distribution Date will be allocated in the following priority:
A.	Interest received or advanced with respect to the Group 1 Mortgage Loans will be distributed as follows:
(i) To pay the Servicing Fee, Master Servicing Fee, Trustee Fee and certain costs, liabilities and expenses of the Trustee, Master Servicer, or Trust Administrator related to the Group 1 Mortgage Loans to the extent provided in the Pooling & Servicing Agreement;
(ii) Pro rata share of any Net Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event (as defined in the Swap Agreement));
(iii) The Group 1 Senior Certificates, related Current Interest and Unpaid Interest Amount; and
(iv) The remaining amount pursuant to clause C below.
B.	Interest received or advanced with respect to the Group 2 Mortgage Loans will be distributed as follows:
(i) To pay the Servicing Fee, Master Servicing Fee, Trustee Fee and certain costs, liabilities and expenses of the Trustee, Master Servicer, or Trust Administrator related to the Group 2 Mortgage Loans to the extent provided in the Pooling & Servicing Agreement;
(ii) Pro rata share of any Net Swap Payment or Swap Termination Payment (not caused by a Swap Provider Trigger Event (as defined in the Swap Agreement));
(iii) Concurrently, to the Group 2 Senior Certificates, related Current Interest and Unpaid Interest Amount; and
(iv) The remaining amount pursuant to clause C below.
C.	Remaining interest received or advanced with respect to the Group 1 Mortgage Loans and Group 2 Mortgage Loans
(i) Concurrently, to the Senior Certificates, the related Current Interest and Unpaid Interest Amount to the extent not paid pursuant to clauses A and B above on the applicable Distribution Date, allocated among each class of Senior Certificates on a pro rata basis based on the amount that would have been distributed to each class in the absence of such shortfall; and
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
(ii) Sequentially, to each class of Subordinate Certificates in alphanumeric order, related Current Interest and Unpaid Interest Amount.
On any Distribution Date, interest remaining after distributions made pursuant to clauses A, B and C above plus any overcollateralization release amount for such Distribution Date (“Excess Cashflow”) will be distributed as follows:
(1)	To the Certificates as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain credit enhancement for each such class of certificates;
(2)	To the Subordinate Certificates, any Applied Loss Amount allocable to any such class of Certificates;
(3)	To pay concurrently in proportion of their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Senior Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;
(4)	To pay Subordinate Certificates sequentially in alphanumeric order any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and
(5)	To pay any required remaining amounts to the holders of the Class C and Class R Certificates.
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Principal Payment Priority
1) On each Distribution Date (a) prior to the Stepdown Date or (b) if a Trigger Event is in effect:
I.	Principal received or advanced with respect to the Group 1 Mortgage Loans will be distributed as follows:
(i) First, to the Class 1-A -1 Certificate until its certificate principal balances is reduced to zero; and
(ii) Second, after taking into account the principal amount distributed to the Group 2 Senior Certificates on such Distribution Date, to the Group 2 Senior Certificates, pursuant to Principal Payment Priority II(i) below.
II.	Principal received or advanced with respect to the Group 2 Mortgage Loans will be distributed as follows:
(i) First, sequentially to the Class 2-A -1, Class 2-A -2, Class 2-A -3 and Class 2-A -4 Certificates, in that order, until their certificate principal balances are reduced to zero (notwithstanding the foregoing, if the aggregate certificate principal of the Group 2 Senior Certificates exceeds the aggregate principal balance of the Group 2 Mortgage Loans, principal distributions will be allocated concurrently, on a pro-rata basis); and
(ii) Second, after taking into account the principal amount distributed to the Group 1 Senior Certificates on such Distribution Date, to the Group 1 Senior Certificates, pursuant to the Principal Payment Priority I(i) above.
III.	Remaining principal received or advanced with respect to the Group 1 Mortgage Loans and Group 2 Mortgage Loans will be distributed as follows:

When the principal balance of the Senior Certificates has been reduced to zero, principal from the Group 1 and Group 2 Mortgage Loans will be distributed sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1, Class B2, Class B3 and Class B4 Certificates, in that order, in each case until the certificate principal balance of each such class is reduced to zero.
The “Stepdown Date” is the earlier of (A) the date on which the aggregate certificate principal balance of the Senior Certificates has been reduced to zero, and (B) the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) meets or exceeds the Targeted Senior Enhancement Percentage or (ii) the 37th Distribution Date.
2) On each Distribution Date, on or after the Stepdown Date and as long as Trigger Event is not in effect:
I.	Principal received or advanced with respect to the Group 1 Mortgage Loans will be distributed as follows:
(i) First, to the Group 1 Senior Certificates, until the Target Senior Enhancement Percentage for such class has been reached; and
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
(ii) Second, after taking into account the principal amount distributed to the Group 2 Senior Certificates on such Distribution Date, to the Group 2 Senior Certificates, pursuant to Principal Payment Rule II(i) below.
II.	Principal received or advanced with respect to the Group 2 Mortgage Loans will be distributed as follows:
(i) First, sequentially to the Group 2 Senior Certificates, until the Targeted Senior Enhancement Percentage for each such class has been reached (notwithstanding the foregoing, if the aggregate certificate principal of the Group 2 Senior Certificates exceeds the aggregate principal balance of the Group 2 Mortgage Loans, principal distributions will be allocated concurrently, on a pro-rata basis); and
(ii) Second, after taking into account the principal amount distributed to the Group 1 Senior Certificates on such Distribution Date, to the Group 1 Senior Certificates pursuant to Principal Payment Rule I(i) above.
III.	Remaining principal received or advanced with respect to the Group 1 Mortgage Loans and Group 2 Mortgage Loans will be distributed as follows:
Once the Targeted Senior Enhancement Percentage has been reached with respect to all the Senior Certificates, principal with respect to the Group 1 and Group 2 Mortgage Loans will be distributed sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1, Class B2, Class B3 and Class B4 Certificates, in that order, so that the credit enhancement for each such class equals two times the respective original credit enhancement percentage for that class, as a product of the current aggregate principal balance of the mortgage loans, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.
Trigger Event
A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [33.95]% of the Senior Enhancement Percentage for that Distribution Date or if Cumulative Realized Losses exceed certain levels set by the rating agencies, which are expected to be as follows:

Distribution Date	Loss Percentage
December 2007 to November 2008	1.50% for the first month plus an additional 1/12 th of 1.85% for each month thereafter

December 2008 to November 2009	3.35% for the first month plus an additional 1/12 th of 1.90% for each month thereafter

December 2009 to November 2010	5.25% for the first month plus an additional 1/12th of 1.50% for each month thereafter

December 2010 to November 2011	6.75% for the first month plus an additional 1/12 th of 0.75% for each month thereafter

December 2011 and thereafter	7.50%
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.
The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all mortgage loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the mortgage loans (including all foreclosures and REO Properties) as of the close of business on the last day of such month.
“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the mortgage loans from the Cut-off Date through the last day of the related Collection Period by (y) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.
Distributions from the Swap Account
On any Distribution Date and after all distributions made under Interest Payment Priority and Principal Payment Priority above, from the Swap Account:
(1)	To pay any unpaid interest on the Senior Certificates, pro rata, including any accrued unpaid interest from a prior Distribution Date and then to pay any unpaid interest, including any accrued unpaid interest from a prior Distribution Date, to the Subordinate Certificates, sequentially;
(2)	To pay concurrently in proportion of their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Senior Certificates, any remaining Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;
(3)	To pay Subordinate Certificates sequentially in alphanumeric order any remaining Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;
(4)	To pay any principal on the Certificates then entitled to distributions of principal, in accordance with the principal payments provisions described herein, an amount necessary to maintain the applicable Overcollateralization Target Amount; and
(5)	To pay any Applied Loss Amounts to the Subordinate Certificates, sequentially.
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Credit Enhancement
Subordination
The Senior Certificates will have limited protection in the form of the subordination provided by the Subordinate Certificates. The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over classes having a lower priority of distribution. Each class of Subordinate Certificates will be senior to all other classes of Subordinate Certificates with a lower payment priority designation. If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate certificate principal balance exceeds the aggregate principal balance of the Mortgage Loans, the Subordinate Classes will be reduced by the Applied Loss Amount in inverse order of priority of distribution until all the Subordinate Certificates have been reduced to zero.
Overcollateralization
Excess interest will be used to pay down the certificates so the aggregate mortgage loan balance exceeds the aggregate certificate principal balance (the “Overcollateralization” or “OC”). Excess interest will be used to maintain the OC Target.
The “OC Target” with respect to any Distribution Date prior to the Stepdown Date, if a Trigger Event is not in effect, is equal to 1.65% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. On or after the Stepdown Date, the OC Target is equal to 3.30% of the current aggregate principal balance of the mortgage loans balance, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. On or after the stepdown Date, if a Trigger Event has occurred and is in effect with respect to the related Distribution Date, the OC Target will be the same as the OC Target on the preceding Distribution Date.
The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum the aggregate certificate principal balance of the Subordinate Certificates and the OC (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate principal balance of the Mortgage Loans, after giving effect to distributions on that Distribution Date.
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
The “Target Senior Enhancement Percentage” is equal to 2x the initial Senior Enhancement Percentage.

Initial Enhancement*		On or After Stepdown Date**
Class	Percentage	Class	Percentage
Senior Certificates	23.55%	Senior Certificates	47.10%
Class M1	19.90%	Class M1	39.80%
Class M2	16.50%	Class M2	33.00%
Class M3	14.15%	Class M3	28.30%
Class M4	12.35%	Class M4	24.70%
Class M5	10.60%	Class M5	21.20%
Class M6	9.10%	Class M6	18.20%
Class M7	7.60%	Class M7	15.20%
Class M8	6.45%	Class M8	12.90%
Class M9	5.30%	Class M9	10.60%
Class B1	4.30%	Class B1	8.60%
Class B2	3.30%	Class B2	6.60%
Class B3	2.60%	Class B3	5.20%
Class B4	1.65%	Class B4	3.30%

*Approximate

**Targeted
Losses
Losses are allocated in the following order: excess spread, overcollateralization, and to the Class B4, Class B3, Class B2, Class B1, Class M9, Class M8, Class M7, Class M6, Class M5, Class M4, Class M3, Class M2 and Class M1 Certificates, in that order. The allocation of losses to a class will result in a write down of its principal amount and is referred to as an “Applied Loss Amount”. The balance of the Senior Certificates will not be reduced by the allocation of Applied Loss Amounts.
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Sensitivity Tables — To 10% Call (2) (3) (4)

Percent of Pricing
Prepayment Speed(1)	0%	50%	75%	100%	125%	150%

Class M1
Average Life (yrs)	27.01	8.54	5.84	4.65	4.62	3.82
Modified Duration (at par)	15.32	6.88	5.02	4.13	4.13	3.48
First Principal Payment	6/25/29	4/25/10	12/25/08	5/25/09	1/25/10	10/25/08
Last Principal Payment	10/25/34	7/25/18	6/25/14	3/25/12	11/25/10	1/25/10
Principal Window (mos)	65	100	67	35	11	16

Class M2
Average Life (yrs)	27.01	8.54	5.84	4.59	4.28	4.19
Modified Duration (at par)	15.29	6.88	5.02	4.08	3.85	3.78
First Principal Payment	6/25/29	4/25/10	12/25/08	4/25/09	9/25/09	1/25/10
Last Principal Payment	10/25/34	7/25/18	6/25/14	3/25/12	11/25/10	1/25/10
Principal Window (mos)	65	100	67	36	15	1

Class M3
Average Life (yrs)	27.01	8.54	5.84	4.56	4.12	4.11
Modified Duration (at par)	15.24	6.87	5.01	4.05	3.71	3.71
First Principal Payment	6/25/29	4/25/10	12/25/08	3/25/09	7/25/09	10/25/09
Last Principal Payment	10/25/34	7/25/18	6/25/14	3/25/12	11/25/10	1/25/10
Principal Window (mos)	65	100	67	37	17	4

Class M4
Average Life (yrs)	27.01	8.54	5.84	4.54	4.03	3.90
Modified Duration (at par)	15.00	6.82	4.99	4.02	3.63	3.53
First Principal Payment	6/25/29	4/25/10	12/25/08	2/25/09	5/25/09	7/25/09
Last Principal Payment	10/25/34	7/25/18	6/25/14	3/25/12	11/25/10	1/25/10
Principal Window (mos)	65	100	67	38	19	7

Class M5
Average Life (yrs)	27.01	8.54	5.84	4.53	3.97	3.76
Modified Duration (at par)	14.95	6.81	4.98	4.01	3.58	3.41
First Principal Payment	6/25/29	4/25/10	12/25/08	2/25/09	4/25/09	5/25/09
Last Principal Payment	10/25/34	7/25/18	6/25/14	3/25/12	11/25/10	1/25/10
Principal Window (mos)	65	100	67	38	20	9

Class M6
Average Life (yrs)	27.01	8.54	5.84	4.52	3.93	3.66
Modified Duration (at par)	14.86	6.80	4.97	3.99	3.54	3.32
First Principal Payment	6/25/29	4/25/10	12/25/08	1/25/09	3/25/09	4/25/09
Last Principal Payment	10/25/34	7/25/18	6/25/14	3/25/12	11/25/10	1/25/10
Principal Window (mos)	65	100	67	39	21	10

Class M7
Average Life (yrs)	27.01	8.54	5.84	4.51	3.90	3.59
Modified Duration (at par)	13.69	6.56	4.85	3.90	3.45	3.21
First Principal Payment	6/25/29	4/25/10	12/25/08	1/25/09	2/25/09	3/25/09
Last Principal Payment	10/25/34	7/25/18	6/25/14	3/25/12	11/25/10	1/25/10
Principal Window (mos)	65	100	67	39	22	11

(1)	Assumes a closing date of November 18, 2005.

(2)	Assumes one-month LIBOR of 4.127% and six-month LIBOR of 4.560%.

(3)	Assumes a distribution date on the 25th of each month.

(4)	Assumes servicing fees and trust expenses do not exceed 0.5125%.
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Sensitivity Tables — To 10% Call (2) (3) (4)

Percent of Pricing
Prepayment Speed(1)	0%	50%	75%	100%	125%	150%

Class M8
Average Life (yrs)	27.01	8.54	5.84	4.51	3.86	3.53
Modified Duration (at par)	12.91	6.39	4.76	3.84	3.38	3.13
First Principal Payment	6/25/29	4/25/10	12/25/08	1/25/09	2/25/09	2/25/09
Last Principal Payment	10/25/34	7/25/18	6/25/14	3/25/12	11/25/10	1/25/10
Principal Window (mos)	65	100	67	39	22	12

Class M9
Average Life (yrs)	27.01	8.54	5.84	4.50	3.85	3.50
Modified Duration (at par)	12.58	6.32	4.71	3.81	3.35	3.08
First Principal Payment	6/25/29	4/25/10	12/25/08	12/25/08	1/25/09	1/25/09
Last Principal Payment	10/25/34	7/25/18	6/25/14	3/25/12	11/25/10	1/25/10
Principal Window (mos)	65	100	67	40	23	13

Class B1
Average Life (yrs)	27.01	8.54	5.84	4.49	3.82	3.47
Modified Duration (at par)	12.58	6.32	4.71	3.80	3.33	3.06
First Principal Payment	6/25/29	4/25/10	12/25/08	12/25/08	1/25/09	1/25/09
Last Principal Payment	10/25/34	7/25/18	6/25/14	3/25/12	11/25/10	1/25/10
Principal Window (mos)	65	100	67	40	23	13

Class B2
Average Life (yrs)	27.01	8.54	5.84	4.49	3.82	3.43
Modified Duration (at par)	12.58	6.32	4.71	3.80	3.33	3.02
First Principal Payment	6/25/29	4/25/10	12/25/08	12/25/08	1/25/09	12/25/08
Last Principal Payment	10/25/34	7/25/18	6/25/14	3/25/12	11/25/10	1/25/10
Principal Window (mos)	65	100	67	40	23	14

Class B3
Average Life (yrs)	27.01	8.54	5.84	4.49	3.80	3.42
Modified Duration (at par)	12.58	6.32	4.71	3.80	3.31	3.02
First Principal Payment	6/25/29	4/25/10	12/25/08	12/25/08	12/25/08	12/25/08
Last Principal Payment	10/25/34	7/25/18	6/25/14	3/25/12	11/25/10	1/25/10
Principal Window (mos)	65	100	67	40	24	14

(1)	Assumes a closing date of November 18, 2005.

(2)	Assumes one-month LIBOR of 4.127% and six-month LIBOR of 4.560%.

(3)	Assumes a distribution date on the 25th of each month.

(4)	Assumes servicing fees and trust expenses do not exceed 0.5125%.
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Sensitivity Tables — To Maturity (2) (3) (4)

Percent of Pricing
Prepayment Speed(1)	0%	50%	75%	100%	125%	150%

Class M1
Average Life (yrs)	27.10	9.36	6.43	5.10	4.97	5.59
Modified Duration (at par)	15.35	7.28	5.38	4.44	4.39	4.83
First Principal Payment	6/25/29	4/25/10	12/25/08	5/25/09	1/25/10	10/25/08
Last Principal Payment	8/25/35	8/25/28	1/25/22	11/25/17	4/25/15	9/25/14
Principal Window (mos)	75	221	158	103	64	72

Class M2
Average Life (yrs)	27.10	9.35	6.42	5.03	4.62	4.93
Modified Duration (at par)	15.31	7.27	5.37	4.38	4.10	4.37
First Principal Payment	6/25/29	4/25/10	12/25/08	4/25/09	9/25/09	2/25/10
Last Principal Payment	8/25/35	12/25/27	6/25/21	6/25/17	11/25/14	2/25/13
Principal Window (mos)	75	213	151	99	63	37

Class M3
Average Life (yrs)	27.10	9.33	6.40	4.98	4.44	4.36
Modified Duration	15.26	7.25	5.35	4.34	3.96	3.91
First Principal Payment	6/25/29	4/25/10	12/25/08	3/25/09	7/25/09	10/25/09
Last Principal Payment	8/25/35	3/25/27	10/25/20	12/25/16	7/25/14	11/25/12
Principal Window (mos)	75	204	143	94	61	38

Class M4
Average Life (yrs)	27.10	9.31	6.38	4.95	4.34	4.13
Modified Duration (at par)	15.02	7.19	5.32	4.30	3.86	3.71
First Principal Payment	6/25/29	4/25/10	12/25/08	2/25/09	5/25/09	7/25/09
Last Principal Payment	7/25/35	7/25/26	4/25/20	8/25/16	3/25/14	8/25/12
Principal Window (mos)	74	196	137	91	59	38

Class M5
Average Life (yrs)	27.10	9.28	6.36	4.93	4.28	3.99
Modified Duration (at par)	14.97	7.17	5.30	4.28	3.80	3.59
First Principal Payment	6/25/29	4/25/10	12/25/08	2/25/09	4/25/09	5/25/09
Last Principal Payment	7/25/35	12/25/25	11/25/19	3/25/16	12/25/13	5/25/12
Principal Window (mos)	74	189	132	86	57	37

Class M6
Average Life (yrs)	27.09	9.25	6.34	4.90	4.22	3.88
Modified Duration (at par)	14.88	7.14	5.28	4.25	3.75	3.49
First Principal Payment	6/25/29	4/25/10	12/25/08	1/25/09	3/25/09	4/25/09
Last Principal Payment	7/25/35	5/25/25	4/25/19	11/25/15	8/25/13	3/25/12
Principal Window (mos)	74	182	125	83	54	36

Class M7
Average Life (yrs)	27.09	9.21	6.31	4.86	4.17	3.79
Modified Duration (at par)	13.71	6.85	5.11	4.13	3.64	3.36
First Principal Payment	6/25/29	4/25/10	12/25/08	1/25/09	2/25/09	3/25/09
Last Principal Payment	6/25/35	8/25/24	10/25/18	6/25/15	5/25/13	12/25/11
Principal Window (mos)	73	173	119	78	52	34

(1)	Assumes a closing date of November 18, 2005.

(2)	Assumes one-month LIBOR of 4.127% and six-month LIBOR of 4.560%.

(3)	Assumes a distribution date on the 25th of each month.

(4)	Assumes servicing fees and trust expenses do not exceed 0.5125%.
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Sensitivity Tables — To Maturity (2) (3) (4)

Percent of Pricing
Prepayment Speed(1)	0%	50%	75%	100%	125%	150%

Class M8
Average Life (yrs)	27.09	9.16	6.27	4.83	4.11	3.72
Modified Duration (at par)	12.93	6.65	4.99	4.05	3.55	3.26
First Principal Payment	6/25/29	4/25/10	12/25/08	1/25/09	2/25/09	2/25/09
Last Principal Payment	6/25/35	11/25/23	3/25/18	1/25/15	1/25/13	8/25/11
Principal Window (mos)	73	164	112	73	48	31

Class M9
Average Life (yrs)	27.08	9.09	6.22	4.79	4.08	3.66
Modified Duration (at par)	12.60	6.54	4.92	4.00	3.50	3.20
First Principal Payment	6/25/29	4/25/10	12/25/08	12/25/08	1/25/09	1/25/09
Last Principal Payment	5/25/35	2/25/23	8/25/17	8/25/14	9/25/12	5/25/11
Principal Window (mos)	72	155	105	69	45	29

Class B1
Average Life (yrs)	27.07	9.00	6.16	4.73	4.01	3.60
Modified Duration (at par)	12.59	6.51	4.89	3.96	3.45	3.15
First Principal Payment	6/25/29	4/25/10	12/25/08	12/25/08	1/25/09	1/25/09
Last Principal Payment	4/25/35	2/25/22	12/25/16	2/25/14	4/25/12	2/25/11
Principal Window (mos)	71	143	97	63	40	26

Class B2
Average Life (yrs)	27.06	8.86	6.06	4.66	3.96	3.52
Modified Duration (at par)	12.59	6.46	4.84	3.91	3.42	3.09
First Principal Payment	6/25/29	4/25/10	12/25/08	12/25/08	1/25/09	12/25/08
Last Principal Payment	3/25/35	2/25/21	4/25/16	8/25/13	12/25/11	10/25/10
Principal Window (mos)	70	131	89	57	36	23

Class B3
Average Life (yrs)	27.03	8.68	5.93	4.57	3.87	3.45
Modified Duration (at par)	12.59	6.38	4.77	3.85	3.35	3.04
First Principal Payment	6/25/29	4/25/10	12/25/08	12/25/08	12/25/08	12/25/08
Last Principal Payment	1/25/35	11/25/19	5/25/15	12/25/12	6/25/11	5/25/10
Principal Window (mos)	68	116	78	49	31	18

(1)	Assumes a closing date of November 18, 2005.

(2)	Assumes one-month LIBOR of 4.127% and six-month LIBOR of 4.560%.

(3)	Assumes a distribution date on the 25thof each month.

(4)	Assumes servicing fees and trust expenses do not exceed 0.5125%.
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Available Funds Cap (1) (2) (3)

	Grp 1 Avail.	Grp 2 Avail.	Subordinate		Grp 1 Avail.	Grp 2 Avail.	Subordinate
	Funds Cap	Funds Cap	Avail. Funds		Funds Cap	Funds Cap	Avail. Funds
Period	Rate (%)	Rate (%)	Cap Rate (%)	Period	Rate (%)	Rate (%)	Cap Rate (%)

1	5.87	5.58	5.70	40	12.27	11.96	12.09
2	7.01	6.65	6.81	41	11.91	11.63	11.75
3	7.01	6.65	6.81	42	12.29	12.01	12.14
4	7.76	7.37	7.54	43	11.89	11.62	11.74
5	7.01	6.65	6.81	44	12.27	12.00	12.12
6	7.24	6.87	7.03	45	11.87	11.61	11.72
7	7.01	6.65	6.81	46	11.86	11.60	11.72
8	7.24	6.87	7.03	47	12.28	12.01	12.13
9	7.01	6.65	6.81	48	11.88	11.62	11.73
10	7.01	6.65	6.81	49	12.26	12.00	12.11
11	7.24	6.87	7.03	50	11.86	11.61	11.71
12	7.01	6.65	6.81	51	11.85	11.60	11.71
13	7.24	6.87	7.03	52	13.11	12.84	12.95
14	7.01	6.65	6.80	53	11.85	11.61	11.71
15	7.01	6.65	6.80	54	12.23	11.99	12.09
16	7.76	7.36	7.53	55	11.83	11.59	11.69
17	7.01	6.65	6.80	56	12.21	11.97	12.08
18	7.24	6.87	7.03	57	11.81	11.58	11.68
19	7.01	6.65	6.81	58	11.80	11.58	11.67
20	7.24	6.87	7.03	59	12.19	11.96	12.06
21	7.01	6.65	6.81	60	11.79	11.57	11.66
22	7.01	6.66	6.81	61	12.17	11.94	12.04
23	8.95	8.60	8.76	62	11.77	11.55	11.64
24	8.66	8.33	8.47	63	11.75	11.54	11.63
25	8.95	8.60	8.75	64	13.00	12.77	12.87
26	8.66	8.32	8.47	65	11.74	11.53	11.62
27	8.66	8.32	8.47	66	12.12	11.91	12.00
28	9.25	8.90	9.05	67	11.72	11.52	11.60
29	9.88	9.56	9.70	68	12.10	11.89	11.98
30	10.20	9.88	10.02	69	11.70	11.50	11.58
31	9.87	9.56	9.69	70	11.68	11.50	11.58
32	10.19	9.87	10.01	71	12.07	11.87	11.96
33	9.86	9.55	9.68	72	11.67	11.48	11.56
34	9.86	9.56	9.69	73	12.05	11.86	11.94
35	11.48	11.18	11.31	74	11.64	11.46	11.54
36	11.11	10.81	10.94	75	11.63	11.46	11.53
37	11.47	11.17	11.30	76	12.42	12.24	12.32
38	11.09	10.80	10.93
39	11.08	10.80	10.92

(1)	Assumes one-month LIBOR and six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed.

(2)	Assumes a closing date of November 18, 2005.

(3)	Assumes a distribution date on the 25thof each month.
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Effective Net Funds Cap (1) (2) (3)

	Grp 1 Eff.	Grp 2 Eff.	Subordinate		Grp 1 Eff.	Grp 2 Eff.	Subordinate
	Funds Cap	Funds Cap	Eff. Funds		Funds Cap	Funds Cap	Eff. Funds
Period	Rate (%)	Rate (%)	Cap Rate (%)	Period	Rate (%)	Rate (%)	Cap Rate (%)

1	21.38	21.08	21.21	40	13.46	13.15	13.28
2	22.70	22.35	22.50	41	13.06	12.79	12.90
3	22.02	21.67	21.82	42	13.47	13.19	13.32
4	22.88	22.48	22.65	43	13.06	12.79	12.90
5	22.24	21.88	22.04	44	13.39	13.12	13.23
6	22.00	21.63	21.79	45	13.02	12.76	12.87
7	21.49	21.14	21.29	46	12.97	12.71	12.82
8	21.95	21.58	21.74	47	13.35	13.09	13.20
9	21.46	21.10	21.26	48	12.95	12.69	12.80
10	21.36	21.00	21.16	49	13.26	13.00	13.11
11	21.48	21.11	21.27	50	12.91	12.66	12.77
12	20.84	20.48	20.64	51	12.84	12.60	12.70
13	21.42	21.04	21.21	52	14.08	13.81	13.93
14	21.02	20.66	20.82	53	12.79	12.55	12.65
15	20.64	20.28	20.43	54	13.17	12.92	13.03
16	21.38	20.98	21.15	55	12.72	12.49	12.59
17	20.62	20.26	20.41	56	13.06	12.82	12.93
18	20.53	20.16	20.33	57	12.64	12.41	12.51
19	20.15	19.79	19.95	58	12.55	12.33	12.42
20	20.25	19.88	20.04	59	12.19	11.96	12.06
21	19.63	19.27	19.43	60	11.79	11.57	11.66
22	20.05	19.70	19.85	61	12.17	11.94	12.04
23	10.66	10.31	10.46	62	11.77	11.55	11.64
24	10.34	10.00	10.15	63	11.75	11.54	11.63
25	10.63	10.28	10.43	64	13.00	12.77	12.87
26	10.34	10.01	10.15	65	11.74	11.53	11.62
27	10.31	9.97	10.12	66	12.12	11.91	12.00
28	10.89	10.54	10.69	67	11.72	11.52	11.60
29	11.50	11.18	11.32	68	12.10	11.89	11.98
30	11.78	11.45	11.59	69	11.70	11.50	11.58
31	11.50	11.19	11.32	70	11.68	11.50	11.58
32	11.77	11.45	11.59	71	12.07	11.87	11.96
33	11.43	11.12	11.25	72	11.67	11.48	11.56
34	11.38	11.08	11.21	73	12.05	11.86	11.94
35	12.70	12.40	12.53	74	11.64	11.46	11.54
36	12.37	12.08	12.20	75	11.63	11.46	11.53
37	12.68	12.38	12.51	76	12.42	12.24	12.32
38	12.30	12.02	12.14
39	12.30	12.01	12.14

(1)	Assumes one-month LIBOR and six-month LIBOR equal to 20% and prepayments at the Pricing Prepayment Speed. Includes any Net Swap Payments made by the Swap Provider.

(2)	Assumes a closing date of November 18, 2005.

(3)	Assumes a distribution date on the 25thof each month.
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Available Excess Spread (1) (2)

	Spot Excess	Fwd Excess		Spot Excess	Fwd Excess
	Spread(3)	Spread(4)		Spread(3)	Spread(4)
Period	(%)	(%)	Period	(%)	(%)

1	1.091	1.091	40	5.492	5.470
2	2.297	2.300	41	5.028	4.590
3	1.644	1.647	42	5.223	4.961
4	2.316	2.319	43	5.066	4.613
5	1.994	1.995	44	5.182	4.905
6	1.753	1.752	45	5.077	4.617
7	1.374	1.369	46	5.048	4.573
8	1.859	1.850	47	5.188	4.859
9	1.519	1.506	48	5.053	4.535
10	1.513	1.495	49	5.158	4.814
11	1.685	1.661	50	5.069	4.530
12	1.202	1.172	51	5.030	4.484
13	1.856	1.821	52	5.493	5.475
14	1.660	1.616	53	5.012	4.546
15	1.410	1.361	54	5.186	4.901
16	2.091	2.041	55	5.017	4.536
17	1.726	1.663	56	5.159	4.863
18	1.759	1.689	57	5.020	4.531
19	1.589	1.509	58	4.996	4.494
20	1.761	1.677	59	5.229	4.802
21	1.306	1.213	60	5.070	4.436
22	1.866	1.767	61	5.218	4.786
23	4.118	3.444	62	5.059	4.432
24	3.937	3.233	63	5.055	4.415
25	4.101	3.413	64	5.513	5.449
26	3.955	3.236	65	5.055	4.490
27	3.928	3.201	66	5.211	4.847
28	4.231	3.543	67	5.061	4.490
29	5.012	4.436	68	5.217	4.849
30	5.122	4.563	69	5.067	4.492
31	5.026	4.434	70	5.071	4.493
32	5.136	4.562	71	5.227	4.822
33	4.969	4.363	72	5.079	4.482
34	4.964	4.350	73	5.235	4.824
35	5.148	4.837	74	5.089	4.474
36	5.034	4.546	75	5.094	4.470
37	5.138	4.812	76	5.400	5.169
38	4.984	4.463
39	5.029	4.505

(1)	Assumes 100% of the Pricing Prepayment Speed.

(2)	Assumes a closing date of November 18, 2005.

(3)	Assumes One Month LIBOR and 6 month LIBOR are equal to their respective spot rates.

(4)	Assumes One Month LIBOR and 6 month LIBOR are equal to their respective forward curves.
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Breakeven CDR Table*

* The table below indicates the Constant Default Rate, (“CDR”) and the related cumulative loss on the mortgage loans that will cause the referenced class to incur the first dollar of loss. Calculations are run to maturity at the 1-month and 6-month Forward LIBOR curve. Other assumptions incorporated include the following: (1) 100% of the Prepayment Assumption, (2) 50% loss severity, (3) 12-month lag from default to loss, (4) timely advances of delinquent principal and interest, and (5) a Trigger Event is in effect.

Class	CDR Break	Cumulative Loss

M1	23.178	24.320%
M2	19.123	21.330%
M3	16.574	19.247%
M4	14.737	17.634%
M5	13.045	16.059%
M6	11.631	14.670%
M7	10.197	13.190%
M8	9.124	12.031%
M9	8.103	10.886%
B1	7.265	9.914%
B2	6.462	8.952%
B3	5.917	8.283%
B4	5.364	7.589%
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Total Collateral
Collateral Summary
Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

		Summary Statistics	Range (if applicable)
Number of Mortgage Loans		4,686

Aggregate Current Principal Balance		$1,035,296,653.45

Average Current Principal Balance		$220,933.98	$3,169.73 to $960,000.00
Aggregate Original Principal Balance		$1,036,620,331.20

Average Original Principal Balance		$221,216.46	$5,000.00 to $960,000.00
Fully Amortizing Mortgage Loans		100.00%

1st Lien		95.53%

Weighted Avg. Gross Coupon		7.548%	5.150% to 13.750%

Weighted Avg. Original Term (months)		359	60 to 360
Weighted Avg. Remaining Term (months)		357	58 to 359

Weighted Avg. Margin(ARM Loans Only)		6.205%	3.000% to 6.990%

Weighted Avg. Maximum Rate (ARM Loans Only)		13.456%	11.150% to 18.400%

Weighted Avg. Minimum Rate (ARM Loans Only)		7.451%	5.150% to 12.400%

Weighted Avg. Combined Original LTV		80.47%	17.86% to 100.00%

Weighted Avg. Borrower FICO		622	500 to 816

Geographic Distribution (Top 5)	CA	25.09%
	NY	11.61%
	FL	10.98%
	MD	7.64%
	NJ	7.59%
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Total Collateral

Collateral Type
		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
	NUMBER OF	BALANCE	BALANCE	TERM TO	DEBT-TO-	GROSS		COMBINED
	MORTGAGE	AS OF THE	AS OF	MATURITY	INCOME	COUPON		OLTV
COLLATERAL TYPE	LOANS	CUT -OFF DATE ($)	THE CUT -OFF DATE	(months)	(%)	(%)	FICO	(%)

2 YR/6MO LIB	2,683	643,395,411.17	62.15	358	43.10	7.757	609	79.28
2 YR/6MO LIB - 5YR IO	797	247,682,501.52	23.92	358	42.21	6.717	646	81.30
3 YR/6MO LIB	53	14,513,338.92	1.40	358	43.28	7.406	622	77.39
3 YR/6MO LIB - 5YR IO	34	11,255,014.80	1.09	358	40.56	6.492	668	79.77
5 YR/6MO LIB	22	6,991,965.72	0.68	358	41.63	6.956	650	76.41
FIXED RATE	1,097	111,458,421.32	10.77	348	42.79	8.356	640	86.23

Total:	4,686	1,035,296,653.45	100.00	357	42.82	7.548	622	80.47

Principal Balances at Origination
		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
RANGE OF	NUMBER OF	BALANCE	BALANCE	TERM TO	DEBT-TO-	GROSS		COMBINED
PRINCIPAL BALANCES	MORTGAGE	AS OF	AS OF	MATURITY	INCOME	COUPON		OLTV
AT ORIGINATION ($)	LOANS	ORIGINATION ($)	ORIGINATION	(months)*	(%)*	(%)*	FICO*	(%)*

0.01 - 25,000.00	172	2,319,271.00	0.22	159	42.02	11.203	617	96.42
25,000.01 - 50,000.00	271	9,983,042.00	0.96	350	41.46	10.280	637	97.93
50,000.01 - 100,000.00	629	47,827,832.00	4.61	355	40.79	9.113	619	87.36
100,000.01 - 150,000.00	806	99,999,399.20	9.65	357	41.26	8.174	611	80.98
150,000.01 - 200,000.00	681	119,297,969.00	11.51	357	41.37	7.701	609	78.66
200,000.01 - 250,000.00	535	120,081,716.00	11.58	358	42.40	7.579	611	78.30
250,000.01 - 300,000.00	372	102,831,313.00	9.92	357	43.01	7.446	614	78.43
300,000.01 - 350,000.00	348	113,011,837.00	10.90	358	44.30	7.298	624	80.58
350,000.01 - 400,000.00	255	95,595,079.00	9.22	358	43.34	7.280	624	80.70
400,000.01 - 450,000.00	184	78,328,762.00	7.56	358	44.00	7.234	634	79.88
450,000.01 - 500,000.00	121	57,516,114.00	5.55	358	43.06	6.995	644	80.74
500,000.01 - 550,000.00	94	49,300,904.00	4.76	358	43.86	7.065	639	81.29
550,000.01 - 600,000.00	81	46,660,483.00	4.50	358	42.77	7.077	634	81.43
600,000.01 - 650,000.00	42	26,330,147.00	2.54	353	42.15	7.227	628	82.33
650,000.01 - 700,000.00	47	31,741,898.00	3.06	358	44.36	7.267	621	79.31
700,000.01 - 750,000.00	46	33,959,565.00	3.28	358	45.03	7.304	635	81.07
850,000.01 - 900,000.00	1	875,000.00	0.08	357	43.21	6.400	620	54.69
950,000.01 - 1,000,000.00	1	960,000.00	0.09	358	33.02	6.150	693	80.00

Total:	4,686	1,036,620,331.20	100.00	357	42.82	7.549	622	80.47

*	Based on the original balances of the Mortgage Loans.
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Total Collateral

Principal Balance as of the Cut-Off Date
		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
RANGE OF PRINCIPAL	NUMBER OF	BALANCE	BALANCE	TERM TO	DEBT-TO-	GROSS		COMBINED
BALANCES AS OF THE	MORTGAGE	AS OF THE	AS OF	MATURITY	INCOME	COUPON		OLTV
CUT-OFF DATE ($)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

0.01 - 25,000.00	172	2,300,649.24	0.22	159	42.02	11.201	617	96.42
25,000.01 - 50,000.00	271	9,969,507.53	0.96	350	41.46	10.280	637	97.93
50,000.01 - 100,000.00	629	47,761,112.91	4.61	355	40.79	9.113	619	87.36
100,000.01 - 150,000.00	808	100,166,471.89	9.68	357	41.23	8.174	611	81.02
150,000.01 - 200,000.00	680	119,035,120.80	11.50	357	41.39	7.699	609	78.60
200,000.01 - 250,000.00	536	120,228,568.66	11.61	358	42.39	7.574	612	78.32
250,000.01 - 300,000.00	371	102,502,230.35	9.90	357	43.06	7.454	613	78.46
300,000.01 - 350,000.00	349	113,280,162.16	10.94	358	44.32	7.296	625	80.60
350,000.01 - 400,000.00	253	94,779,627.43	9.15	358	43.30	7.280	624	80.65
400,000.01 - 450,000.00	185	78,698,176.31	7.60	358	44.04	7.234	634	79.94
450,000.01 - 500,000.00	121	57,512,140.79	5.56	358	43.09	6.997	644	80.70
500,000.01 - 550,000.00	94	49,302,038.75	4.76	358	43.77	7.066	640	81.24
550,000.01 - 600,000.00	81	46,619,522.41	4.50	358	42.52	7.070	633	81.43
600,000.01 - 650,000.00	41	25,690,792.03	2.48	353	42.58	7.233	628	82.38
650,000.01 - 700,000.00	48	32,402,011.48	3.13	358	44.58	7.252	620	79.43
700,000.01 - 750,000.00	45	33,213,520.72	3.21	358	44.83	7.319	637	80.99
850,000.01 - 900,000.00	1	874,999.99	0.08	357	43.21	6.400	620	54.69
950,000.01 - 1,000,000.00	1	960,000.00	0.09	358	33.02	6.150	693	80.00

Total:	4,686	1,035,296,653.45	100.00	357	42.82	7.548	622	80.47

Remaining Term to Maturity
		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
	NUMBER OF	BALANCE	BALANCE	TERM TO	DEBT-TO-	GROSS		COMBINED
RANGE OF MONTHS	MORTGAGE	AS OF THE	AS OF	MATURITY	INCOME	COUPON		OLTV
REMAINING	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

1 - 60	17	125,982.37	0.01	58	38.25	12.026	634	94.37
61 - 120	87	1,087,254.53	0.11	118	41.75	11.347	617	91.92
121 - 180	88	3,581,703.52	0.35	177	41.78	8.874	623	86.61
181 - 240	12	1,024,438.62	0.10	238	40.79	8.147	617	67.31
301 - 360	4,482	1,029,477,274.41	99.44	358	42.83	7.539	622	80.45

Total:	4,686	1,035,296,653.45	100.00	357	42.82	7.548	622	80.47

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Total Collateral

Mortgage Rates
								WTD
		PRINCIPAL		REMAINING				AVERAGE
RANGE OF CURRENT	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
MORTGAGE RATES	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
(%)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

5.000 - 5.499	18	6,662,728.81	0.64	358	40.55	5.304	677	77.96
5.500 - 5.999	180	63,511,823.20	6.13	358	41.43	5.860	681	77.97
6.000 - 6.499	297	92,700,121.87	8.95	357	42.86	6.271	649	78.29
6.500 - 6.999	805	238,289,501.75	23.02	357	43.22	6.779	640	79.78
7.000 - 7.499	570	149,848,798.57	14.47	358	43.06	7.253	628	80.63
7.500 - 7.999	859	210,820,314.43	20.36	358	42.31	7.739	617	81.45
8.000 - 8.499	428	92,067,021.82	8.89	357	42.50	8.228	592	81.41
8.500 - 8.999	381	71,288,696.05	6.89	357	43.18	8.708	572	81.40
9.000 - 9.499	216	28,631,201.61	2.77	357	43.65	9.255	573	81.38
9.500 - 9.999	300	30,766,640.00	2.97	355	43.38	9.758	600	85.63
10.000 - 10.499	147	14,686,251.09	1.42	353	43.99	10.193	577	81.81
10.500 - 10.999	208	20,036,923.46	1.94	353	43.61	10.763	572	77.88
11.000 - 11.499	133	10,354,636.37	1.00	350	43.58	11.204	583	83.48
11.500 - 11.999	53	3,813,998.45	0.37	341	42.36	11.774	564	72.41
12.000 - 12.499	59	1,373,809.46	0.13	284	40.45	12.205	588	83.76
12.500 - 12.999	20	296,487.70	0.03	221	40.83	12.656	598	94.01
13.000 - 13.499	6	72,973.11	0.01	150	44.96	13.250	597	91.35
13.500 - 13.999	6	74,725.70	0.01	129	40.46	13.690	568	83.52

Total:	4,686	1,035,296,653.45	100.00	357	42.82	7.548	622	80.47

Original Loan-to-Value Ratios
								WTD
		PRINCIPAL		REMAINING				AVERAGE
RANGE OF ORIGINAL	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
LOAN-TO-VALUE	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
RATIOS (%)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

0.01 - 25.00	1	124,790.38	0.01	358	51.76	6.900	681	17.86
25.01 - 30.00	3	360,769.02	0.03	358	38.98	7.789	532	27.83
30.01 - 35.00	7	912,920.15	0.09	334	34.20	7.551	645	32.49
35.01 - 40.00	9	1,433,562.44	0.14	341	43.43	7.215	638	38.54
40.01 - 45.00	26	4,037,300.46	0.39	358	38.75	8.300	566	43.03
45.01 - 50.00	30	4,903,107.42	0.47	349	39.18	7.663	597	48.10
50.01 - 55.00	46	9,553,172.45	0.92	358	42.14	7.495	602	53.38
55.01 - 60.00	110	23,248,294.76	2.25	354	43.56	8.002	576	57.96
60.01 - 65.00	150	34,714,771.56	3.35	357	42.83	8.310	584	63.86
65.01 - 70.00	222	51,072,132.39	4.93	358	42.46	8.234	581	69.01
70.01 - 75.00	215	54,931,349.43	5.31	358	43.33	7.987	571	74.14
75.01 - 80.00	1,993	550,234,649.06	53.15	358	42.70	7.173	636	79.86
80.01 - 85.00	299	70,507,290.92	6.81	357	44.43	7.318	604	84.65
85.01 - 90.00	672	155,287,726.40	15.00	357	42.56	7.521	618	89.75
90.01 - 95.00	204	19,933,493.98	1.93	344	44.23	8.153	638	94.67
95.01 - 100.00	699	54,041,322.63	5.22	352	42.49	9.700	654	99.96

Total:	4,686	1,035,296,653.45	100.00	357	42.82	7.548	622	80.47

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Total Collateral

FICO Score at Origination
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO				COMBINED
RANGE OF FICO	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	DEBT-TO-	GROSS		OLTV
SCORES	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	INCOME (%)	COUPON (%)	FICO	(%)

500 - 519	178	43,210,836.45	4.17	358	45.52	9.207	510	71.99
520 - 539	281	64,926,872.61	6.27	358	44.08	8.595	530	73.49
540 - 559	355	68,800,846.63	6.65	357	42.95	8.324	551	77.93
560 - 579	379	77,876,220.34	7.52	357	43.73	7.838	569	79.90
580 - 599	604	119,040,116.32	11.50	356	41.84	7.599	589	81.56
600 - 619	549	117,296,696.78	11.33	357	42.58	7.462	609	81.70
620 - 639	697	151,300,766.83	14.61	356	42.24	7.357	629	81.97
640 - 659	575	131,931,191.66	12.74	356	42.72	7.199	649	81.82
660 - 679	368	82,809,203.01	8.00	357	42.95	7.100	669	81.44
680 - 699	264	67,373,942.71	6.51	357	43.57	7.031	689	82.01
700 - 719	187	47,895,912.15	4.63	358	41.91	7.072	709	82.04
720 - 739	104	25,106,465.04	2.43	358	41.95	6.964	729	83.31
740 - 759	68	19,804,849.80	1.91	358	42.00	6.929	749	82.09
760 - 779	44	9,579,753.33	0.93	357	41.68	6.785	770	81.77
780 - 799	28	6,426,318.05	0.62	357	41.82	6.749	787	79.84
800 - 819	5	1,916,661.74	0.19	358	44.27	6.435	811	76.20

Total:	4,686	1,035,296,653.45	100.00	357	42.82	7.548	622	80.47

Debt-to-Income Ratio
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
RANGE OF DEBT-TO-	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
INCOME RATIOS (%)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

0.01 - 20.00	117	22,262,542.12	2.15	357	13.87	7.413	623	80.47
20.01 - 25.00	108	19,626,013.28	1.90	357	23.08	7.619	611	77.51
25.01 - 30.00	231	45,691,592.33	4.41	356	27.56	7.505	620	79.12
30.01 - 35.00	414	80,652,393.47	7.79	356	32.69	7.607	623	80.48
35.01 - 40.00	675	138,539,263.64	13.38	357	37.83	7.548	627	79.98
40.01 - 45.00	1,014	221,592,838.98	21.40	357	42.60	7.539	624	80.92
45.01 - 50.00	1,574	360,091,292.30	34.78	357	47.85	7.445	632	81.62
50.01 - 55.00	551	146,473,596.66	14.15	357	52.84	7.806	589	78.28
55.01 >=	2	367,120.67	0.04	358	55.31	9.798	579	73.81

Total:	4,686	1,035,296,653.45	100.00	357	42.82	7.548	622	80.47

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Total Collateral

Geographic Distribution
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
STATE	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

California	816	259,796,489.80	25.09	357	43.95	7.168	632	79.53
New York	406	120,203,027.79	11.61	357	44.17	7.550	634	80.58
Florida	635	113,699,685.30	10.98	357	41.53	7.850	617	80.05
Maryland	360	79,127,871.66	7.64	357	43.20	7.609	619	79.97
New Jersey	307	78,593,706.96	7.59	358	43.19	7.805	610	79.02
Illinois	300	50,463,442.94	4.87	356	42.51	7.499	627	82.45
Massachusetts	199	50,193,109.72	4.85	357	43.35	7.669	617	80.44
Virginia	186	49,968,886.92	4.83	358	43.70	7.504	615	80.34
Georgia	255	36,528,220.42	3.53	356	40.54	7.663	616	82.72
Nevada	96	20,060,285.37	1.94	357	43.52	7.494	625	83.15
Connecticut	86	16,468,545.01	1.59	357	42.80	7.842	608	82.34
Hawaii	47	16,142,044.40	1.56	356	42.86	7.045	647	78.03
Arizona	74	15,062,640.31	1.45	358	38.82	7.593	612	81.25
Pennsylvania	74	11,160,951.58	1.08	356	38.95	8.025	611	81.12
Washington	62	10,627,854.65	1.03	358	38.43	7.320	624	80.14
Michigan	92	10,551,868.84	1.02	356	42.20	8.245	595	82.07
Colorado	75	10,466,088.57	1.01	357	42.75	7.277	624	82.67
Texas	78	9,780,465.23	0.94	352	40.09	7.880	604	81.59
Wisconsin	58	8,909,503.85	0.86	356	43.25	7.765	604	83.98
North Carolina	66	8,496,547.30	0.82	354	40.35	7.916	601	83.30
District of Columbia	32	8,237,594.74	0.80	355	39.49	7.784	599	74.55
Minnesota	61	7,889,569.43	0.76	357	40.46	7.557	620	83.56
Ohio	58	5,689,859.53	0.55	355	37.65	8.222	584	84.08
Rhode Island	26	4,556,988.97	0.44	356	43.35	7.841	613	80.88
Indiana	35	3,864,015.83	0.37	354	42.14	8.149	602	82.68
Missouri	30	3,546,904.79	0.34	355	34.91	7.792	633	83.96
Oregon	19	3,004,354.34	0.29	357	40.96	7.574	606	82.36
Tennessee	20	2,757,529.58	0.27	357	33.11	7.802	620	90.10
New Mexico	19	2,483,513.16	0.24	357	41.00	8.177	607	83.25
South Carolina	17	2,348,648.83	0.23	357	41.83	7.847	597	84.53
Utah	16	2,322,262.65	0.22	356	44.25	7.283	610	77.94
Idaho	9	2,312,122.37	0.22	357	41.06	8.229	639	90.99
New Hampshire	12	1,953,889.14	0.19	358	35.93	8.326	600	76.87
Delaware	11	1,507,759.25	0.15	353	45.53	8.343	583	80.75
Oklahoma	12	1,341,990.24	0.13	355	37.21	8.273	598	83.40
West Virginia	7	1,294,357.24	0.13	357	45.08	8.957	591	85.21
Maine	7	1,073,657.13	0.10	354	48.65	7.371	629	85.24
Vermont	6	906,950.90	0.09	353	43.35	9.421	580	69.31
Kentucky	5	581,382.73	0.06	356	44.83	8.097	591	87.81
Kansas	4	561,960.22	0.05	358	38.19	7.852	585	91.48
Montana	4	277,495.17	0.03	340	42.88	7.821	652	84.00
Alaska	1	199,702.21	0.02	358	40.79	7.500	591	80.00
Iowa	2	147,138.69	0.01	358	39.70	9.028	592	81.60
Arkansas	1	135,769.69	0.01	358	30.02	6.850	665	80.00

Total:	4,686	1,035,296,653.45	100.00	357	42.82	7.548	622	80.47

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Total Collateral

Occupancy Status
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO				COMBINED
OCCUPANCY	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	DEBT-TO-	GROSS		OLTV
STATUS	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	INCOME (%)	COUPON (%)	FICO	(%)

Owner Occupied	4,386	981,126,302.50	94.77	357	42.92	7.530	621	80.37
Non-Owner Occupied	262	45,898,051.49	4.43	356	40.73	7.989	635	83.06
Second Home	38	8,272,299.46	0.80	358	42.24	7.343	644	78.93

Total:	4,686	1,035,296,653.45	100.00	357	42.82	7.548	622	80.47

Documentation Type
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO				COMBINED
INCOME	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	DEBT-TO-	GROSS		OLTV
DOCUMENTATION	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	INCOME (%)	COUPON (%)	FICO	(%)

Full Documentation	2,881	570,163,703.93	55.07	356	42.25	7.353	614	81.28
Stated Documentation	1,750	449,800,614.81	43.45	357	43.57	7.799	632	79.52
Easy Documentation	55	15,332,334.71	1.48	357	41.94	7.475	608	78.33

Total:	4,686	1,035,296,653.45	100.00	357	42.82	7.548	622	80.47

Loan Purpose
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO				COMBINED
	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	DEBT-TO-	GROSS		OLTV
PURPOSE	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	INCOME (%)	COUPON (%)	FICO	(%)

Purchase	2,539	519,768,745.00	50.20	357	42.76	7.471	644	83.13
Cashout Refinance	2,132	511,976,853.76	49.45	357	42.87	7.625	599	77.75
Rate/Term Refinance	15	3,551,054.69	0.34	357	44.04	7.954	589	83.63

Total:	4,686	1,035,296,653.45	100.00	357	42.82	7.548	622	80.47

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Total Collateral

Property Type
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
PROPERTY TYPE	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

Single Family Residence	3,917	850,628,780.55	82.16	357	42.64	7.538	619	80.29
Two-to Four-Family Detached	445	119,863,336.42	11.58	357	44.27	7.618	636	81.06
Condominium	324	64,804,536.48	6.26	356	42.50	7.558	636	81.74

Total:	4,686	1,035,296,653.45	100.00	357	42.82	7.548	622	80.47

Prepayment Charge Term
								WTD
		PRINCIPAL		REMAINING				AVERAGE
PREPAYMENT CHARGE	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
TERM AT ORIGINATION	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
(MONTHS)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

No Prepayment Penalty	1,754	373,656,089.41	36.09	357	42.98	7.750	621	81.04
12 Months	401	102,713,730.04	9.92	356	43.52	7.540	631	80.35
24 Months	2,175	478,575,802.55	46.23	357	42.71	7.482	620	80.42
30 Months	2	321,505.85	0.03	270	40.58	8.184	602	90.00
36 Months	354	80,029,525.60	7.73	355	41.85	7.014	629	78.23

Total:	4,686	1,035,296,653.45	100.00	357	42.82	7.548	622	80.47

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Total Collateral

Maximum Mortgage Rates of the Adjustable-Rate Loans
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
RANGE OF MAXIMUM	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
MORTGAGE RATES (%)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

11.000 - 11.499	18	6,662,728.81	0.72	358	40.55	5.304	677	77.96
11.500 - 11.999	160	56,770,230.21	6.15	358	41.41	5.845	680	78.62
12.000 - 12.499	257	80,958,791.74	8.76	358	42.35	6.274	649	78.75
12.500 - 12.999	722	216,546,423.39	23.44	358	43.16	6.783	641	80.02
13.000 - 13.499	538	141,577,864.21	15.32	358	43.21	7.248	627	80.65
13.500 - 13.999	811	200,933,679.86	21.75	358	42.51	7.736	617	81.59
14.000 - 14.499	412	89,571,982.33	9.70	358	42.35	8.215	592	81.48
14.500 - 14.999	324	64,678,911.95	7.00	358	43.32	8.697	567	80.71
15.000 - 15.499	113	21,641,466.34	2.34	358	44.12	9.229	543	75.78
15.500 - 15.999	87	16,471,431.58	1.78	358	43.11	9.668	540	73.94
16.000 - 16.499	38	7,923,714.22	0.86	358	45.65	10.185	527	68.18
16.500 - 16.999	64	12,458,482.11	1.35	358	44.39	10.725	546	65.22
17.000 - 17.499	25	4,275,489.68	0.46	358	43.44	11.175	547	63.35
17.500 - 17.999	16	2,589,772.48	0.28	358	42.81	11.804	546	60.10
18.000 - 18.499	4	777,263.22	0.08	358	43.80	11.768	535	62.57

Total:	3,589	923,838,232.13	100.00	358	42.82	7.451	620	79.78

Minimum Mortgage Rates of the Adjustable-Rate Loans
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
RANGE OF MINIMUM	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
MORTGAGE RATES (%)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

5.000 - 5.499	18	6,662,728.81	0.72	358	40.55	5.304	677	77.96
5.500 - 5.999	160	56,770,230.21	6.15	358	41.41	5.845	680	78.62
6.000 - 6.499	260	81,499,115.15	8.82	358	42.41	6.274	648	78.81
6.500 - 6.999	725	217,485,616.46	23.54	358	43.19	6.783	640	80.06
7.000 - 7.499	538	141,796,586.50	15.35	358	43.06	7.251	627	80.68
7.500 - 7.999	811	200,388,472.96	21.69	358	42.49	7.740	617	81.58
8.000 - 8.499	410	89,142,188.12	9.65	358	42.50	8.224	592	81.47
8.500 - 8.999	325	65,195,657.06	7.06	358	43.27	8.704	568	80.78
9.000 - 9.499	112	21,312,214.85	2.31	358	44.23	9.245	541	75.41
9.500 - 9.999	84	15,892,895.31	1.72	358	43.29	9.726	534	72.84
10.000 - 10.499	39	8,063,601.27	0.87	358	45.52	10.190	528	68.39
10.500 - 10.999	63	12,126,287.10	1.31	358	44.19	10.749	546	65.11
11.000 - 11.499	25	4,456,367.11	0.48	358	44.41	11.196	547	62.95
11.500 - 11.999	16	2,589,772.48	0.28	358	42.81	11.804	546	60.10
12.000 - 12.499	3	456,498.74	0.05	358	36.26	12.202	529	60.87

Total:	3,589	923,838,232.13	100.00	358	42.82	7.451	620	79.78

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Total Collateral

Gross Margins of the Adjustable-Rate Loans
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
RANGE OF GROSS	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
MARGINS (%)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

3.000 - 3.249	1	134,830.16	0.01	358	25.14	8.350	533	64.29
4.000 - 4.249	9	3,008,018.28	0.33	358	39.02	5.208	684	76.18
4.250 - 4.499	18	6,758,138.65	0.73	358	42.72	5.445	688	77.71
4.500 - 4.749	42	14,648,727.01	1.59	358	40.50	5.699	668	76.70
4.750 - 4.999	104	34,052,575.82	3.69	358	42.14	5.931	674	78.88
5.000 - 5.249	136	46,177,908.95	5.00	358	41.95	6.150	662	79.22
5.250 - 5.499	208	65,102,169.94	7.05	358	42.69	6.439	646	78.84
5.500 - 5.749	264	77,860,936.65	8.43	358	43.26	6.663	644	79.62
5.750 - 5.999	381	111,703,916.64	12.09	358	43.13	6.932	634	80.02
6.000 - 6.249	299	80,753,255.09	8.74	358	43.11	7.143	630	80.87
6.250 - 6.499	372	98,077,136.14	10.62	358	43.49	7.425	629	81.17
6.500 - 6.749	337	80,928,968.75	8.76	358	41.69	7.681	618	81.61
6.750 - 6.999	1,418	304,631,650.05	32.97	358	43.00	8.605	581	79.13

Total:	3,589	923,838,232.13	100.00	358	42.82	7.451	620	79.78

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Total Collateral

Next Rate Adjustment Date of the Adjustable-Rate Loans
		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
NEXT RATE	NUMBER OF	BALANCE	BALANCE AS OF	TERM TO	DEBT-TO-	GROSS		COMBINED
ADJUSTMENT	MORTGAGE	AS OF THE	THE CUT-OFF	MATURITY	INCOME	COUPON		OLTV
DATE	LOANS	CUT-OFF DATE ($)	DATE	(months)	(%)	(%)	FICO	(%)

June 2006	1	75,331.97	0.01	343	47.32	7.650	618	90.00
May 2007	11	2,676,928.80	0.29	354	40.52	7.398	632	93.46
June 2007	7	2,003,718.42	0.22	355	35.94	7.301	590	87.87
July 2007	53	14,590,299.62	1.58	356	41.09	7.414	658	84.58
August 2007	238	66,466,259.87	7.19	357	43.19	7.114	629	81.99
September 2007	3,125	793,225,497.73	85.86	358	42.85	7.499	617	79.53
October 2007	45	12,039,876.28	1.30	359	44.80	7.456	621	78.69
May 2008	1	342,927.41	0.04	354	52.43	6.850	665	90.00
July 2008	3	421,719.96	0.05	356	46.71	6.632	623	82.70
August 2008	7	2,570,740.90	0.28	357	41.21	6.212	717	79.46
September 2008	75	22,078,965.45	2.39	358	42.01	7.138	633	78.27
October 2008	1	354,000.00	0.04	359	37.89	5.150	712	64.95
August 2010	4	1,759,076.65	0.19	357	35.41	7.696	598	73.73
September 2010	18	5,232,889.07	0.57	358	43.71	6.707	667	77.31

Total:	3,589	923,838,232.13	100.00	358	42.82	7.451	620	79.78

Initial Periodic Rate Cap of the Adjustable-Rate Loans
		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
	NUMBER OF	BALANCE	BALANCE AS OF	TERM TO	DEBT-TO-	GROSS		COMBINED
INITIAL PERIODIC	MORTGAGE	AS OF THE	THE CUT-OFF	MATURITY	INCOME	COUPON		OLTV
CAP (%)	LOANS	CUT-OFF DATE ($)	DATE	(months)	(%)	(%)	FICO	(%)

2.000	3,569	919,172,854.47	99.50	358	42.82	7.449	620	79.74
3.000	20	4,665,377.66	0.50	355	43.29	7.957	615	87.64

Total:	3,589	923,838,232.13	100.00	358	42.82	7.451	620	79.78

Periodic Rate Cap of the Adjustable-Rate Loans
		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
	NUMBER OF	BALANCE	BALANCE AS OF	TERM TO	DEBT-TO-	GROSS		COMBINED
PERIODIC	MORTGAGE	AS OF THE	THE CUT-OFF	MATURITY	INCOME	COUPON		OLTV
CAP (%)	LOANS	CUT-OFF DATE ($)	DATE	(months)	(%)	(%)	FICO	(%)

1.500	3,589	923,838,232.13	100.00	358	42.82	7.451	620	79.78

Total:	3,589	923,838,232.13	100.00	358	42.82	7.451	620	79.78

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 1 Collateral
Collateral Summary
Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

		Summary Statistics	Range (if applicable)
Number of Mortgage Loans		2,714
Aggregate Current Principal Balance		$449,884,351.03
Average Current Principal Balance		$165,764.32	$3,169.73 to $528,000.00
Aggregate Original Principal Balance		$450,517,539.20
Average Original Principal Balance		$165,997.62	$5,000.00 to $528,000.00
Fully Amortizing Mortgage Loans		100.00%
1st Lien		97.87%
Weighted Avg. Gross Coupon		7.756%	5.150% to 13.750%
Weighted Avg. Original Term (months)		358	60 to 360
Weighted Avg. Remaining Term (months)		356	58 to 359
Weighted Avg. Margin(ARM Loans Only)		6.367%	3.000% to 6.990%
Weighted Avg. Maximum Rate (ARM Loans Only)		13.758%	11.150% to 18.400%
Weighted Avg. Minimum Rate (ARM Loans Only)		7.751%	5.150% to 12.400%
Weighted Avg. Combined Original LTV		78.32%	17.86% to 100.00%
Weighted Avg. Borrower FICO		602	500 to 798
Geographic Distribution (Top 5)	CA	13.69%
	FL	12.40%
	MD	9.45%
	NJ	9.04%
	NY	8.44%
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 1 Collateral

Collateral Type
		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
	NUMBER OF	BALANCE	BALANCE	TERM TO	DEBT-TO-	GROSS		COMBINED
	MORTGAGE	AS OF THE	AS OF	MATURITY	INCOME	COUPON		OLTV
COLLATERAL TYPE	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

2 YR/6MO LIB	1,758	315,869,658.50	70.21	358	42.67	7.982	590	77.44
2 YR/6MO LIB - 5YR IO	341	69,634,821.43	15.48	358	43.70	6.795	633	81.71
3 YR/6MO LIB	37	7,872,200.27	1.75	358	42.99	7.645	602	76.60
3 YR/6MO LIB - 5YR IO	17	3,473,832.83	0.77	358	42.04	6.799	646	83.08
5 YR/6MO LIB	14	3,090,042.33	0.69	358	44.63	7.035	647	74.92
FIXED RATE	547	49,943,795.67	11.10	344	42.02	7.797	631	79.31

Total:	2,714	449,884,351.03	100.00	356	42.77	7.756	602	78.32

Principal Balances at Origination
		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
RANGE OF	NUMBER OF	BALANCE	BALANCE	TERM TO	DEBT-TO-	GROSS		COMBINED
PRINCIPAL BALANCES	MORTGAGE	AS OF	AS OF	MATURITY	INCOME	COUPON		OLTV
AT ORIGINATION ($)	LOANS	ORIGINATION ($)	ORIGINATION	(months)*	(%)*	(%)*	FICO*	(%)*

0.01 - 25,000.00	141	1,871,300.00	0.42	157	41.88	11.040	623	96.75
25,000.01 - 50,000.00	163	5,824,093.00	1.29	352	42.83	10.190	631	97.54
50,000.01 - 100,000.00	368	28,295,910.00	6.28	357	40.19	8.504	603	79.74
100,000.01 - 150,000.00	630	78,199,620.20	17.36	357	41.82	7.961	601	78.09
150,000.01 - 200,000.00	516	90,512,655.00	20.09	356	41.80	7.716	599	77.21
200,000.01 - 250,000.00	383	85,896,127.00	19.07	358	42.78	7.652	602	76.97
250,000.01 - 300,000.00	241	66,706,564.00	14.81	357	43.53	7.531	598	77.24
300,000.01 - 350,000.00	194	62,865,320.00	13.95	358	45.01	7.481	602	79.24
350,000.01 - 400,000.00	53	19,295,150.00	4.28	358	44.09	7.271	617	80.29
400,000.01 - 450,000.00	18	7,726,850.00	1.72	358	43.97	7.415	611	80.35
450,000.01 - 500,000.00	6	2,795,950.00	0.62	358	44.39	7.737	661	80.88
500,000.01 - 550,000.00	1	528,000.00	0.12	356	49.56	6.800	671	80.00

Total:	2,714	450,517,539.20	100.00	356	42.77	7.756	602	78.32

* Based on the original balances of the Mortgage Loans.
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 1 Collateral

Principal Balance as of the Cut-Off Date
		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
RANGE OF PRINCIPAL	NUMBER OF	BALANCE	BALANCE	TERM TO	DEBT-TO-	GROSS		COMBINED
BALANCES AS OF THE	MORTGAGE	AS OF THE	AS OF	MATURITY	INCOME	COUPON		OLTV
CUT-OFF DATE ($)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

0.01 - 25,000.00	141	1,855,467.82	0.41	157	41.88	11.037	623	96.75
25,000.01 - 50,000.00	163	5,817,698.53	1.29	352	42.83	10.190	631	97.54
50,000.01 - 100,000.00	368	28,250,796.80	6.28	357	40.19	8.505	603	79.74
100,000.01 - 150,000.00	631	78,240,741.31	17.39	357	41.83	7.961	601	78.13
150,000.01 - 200,000.00	516	90,434,436.88	20.10	356	41.79	7.714	599	77.16
200,000.01 - 250,000.00	383	85,833,720.04	19.08	358	42.75	7.649	602	76.99
250,000.01 - 300,000.00	241	66,666,720.97	14.82	357	43.61	7.539	598	77.28
300,000.01 - 350,000.00	194	62,833,402.06	13.97	358	45.02	7.478	602	79.29
350,000.01 - 400,000.00	52	18,914,227.71	4.20	358	44.02	7.270	618	80.05
400,000.01 - 450,000.00	18	7,717,377.25	1.72	358	43.97	7.415	611	80.35
450,000.01 - 500,000.00	6	2,791,761.66	0.62	358	44.39	7.738	661	80.88
500,000.01 - 550,000.00	1	528,000.00	0.12	356	49.56	6.800	671	80.00

Total:	2,714	449,884,351.03	100.00	356	42.77	7.756	602	78.32

Remaining Term to Maturity
		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
	NUMBER OF	BALANCE	BALANCE	TERM TO	DEBT-TO-	GROSS		COMBINED
RANGE OF MONTHS	MORTGAGE	AS OF THE	AS OF	MATURITY	INCOME	COUPON		OLTV
REMAINING	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

1 - 60	16	117,915.96	0.03	58	37.72	12.029	639	94.33
61 - 120	71	755,236.72	0.17	118	40.95	11.555	612	89.26
121 - 180	61	2,260,139.27	0.50	177	40.34	8.638	622	82.73
181 - 240	7	715,621.84	0.16	238	43.32	7.365	617	55.95
301 - 360	2,559	446,035,437.24	99.14	358	42.79	7.745	602	78.31

Total:	2,714	449,884,351.03	100.00	356	42.77	7.756	602	78.32

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 1 Collateral

Mortgage Rates
								WTD
		PRINCIPAL		REMAINING				AVERAGE
RANGE OF CURRENT	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
MORTGAGE RATES	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
(%)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

5.000 - 5.499	6	1,476,200.81	0.33	358	44.90	5.239	712	71.99
5.500 - 5.999	72	17,211,073.85	3.83	358	42.32	5.848	668	75.04
6.000 - 6.499	148	33,512,238.39	7.45	356	44.67	6.271	639	76.46
6.500 - 6.999	426	88,568,020.09	19.69	356	42.84	6.780	631	78.31
7.000 - 7.499	327	61,787,061.54	13.73	358	43.65	7.258	611	78.99
7.500 - 7.999	523	96,030,496.88	21.35	358	42.08	7.733	603	80.48
8.000 - 8.499	301	49,697,384.50	11.05	357	41.34	8.231	579	80.33
8.500 - 8.999	274	42,282,582.77	9.40	357	42.45	8.728	565	79.43
9.000 - 9.499	131	16,309,775.01	3.63	357	43.68	9.227	551	76.34
9.500 - 9.999	146	14,225,817.86	3.16	354	42.14	9.760	561	77.56
10.000 - 10.499	73	7,769,834.50	1.73	355	44.66	10.221	548	72.14
10.500 - 10.999	121	12,249,091.40	2.72	352	44.30	10.754	551	69.50
11.000 - 11.499	73	5,563,700.17	1.24	348	43.24	11.206	562	72.19
11.500 - 11.999	30	2,126,969.84	0.47	343	40.04	11.781	547	61.93
12.000 - 12.499	43	885,217.01	0.20	266	38.08	12.211	568	77.48
12.500 - 12.999	11	109,446.66	0.02	129	41.89	12.563	611	94.95
13.000 - 13.499	4	26,639.19	0.01	100	39.54	13.250	624	93.69
13.500 - 13.999	5	52,800.56	0.01	109	34.46	13.666	574	83.38

Total:	2,714	449,884,351.03	100.00	356	42.77	7.756	602	78.32

Original Loan-to-Value Ratios
								WTD
		PRINCIPAL		REMAINING				AVERAGE
RANGE OF ORIGINAL	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
LOAN-TO-VALUE	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
RATIOS (%)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

0.01 - 25.00	1	124,790.38	0.03	358	51.76	6.900	681	17.86
25.01 - 30.00	3	360,769.02	0.08	358	38.98	7.789	532	27.83
30.01 - 35.00	7	912,920.15	0.20	334	34.20	7.551	645	32.49
35.01 - 40.00	9	1,433,562.44	0.32	341	43.43	7.215	638	38.54
40.01 - 45.00	26	4,037,300.46	0.90	358	38.75	8.300	566	43.03
45.01 - 50.00	29	4,483,804.81	1.00	348	39.51	7.730	599	48.03
50.01 - 55.00	43	7,718,886.24	1.72	358	40.73	7.729	589	53.35
55.01 - 60.00	98	17,686,207.86	3.93	353	43.34	8.250	580	57.76
60.01 - 65.00	126	23,928,703.42	5.32	357	42.62	8.477	580	63.82
65.01 - 70.00	196	38,234,152.02	8.50	358	42.70	8.527	569	69.05
70.01 - 75.00	169	34,438,912.11	7.66	357	41.87	7.904	576	73.96
75.01 - 80.00	945	177,902,283.25	39.54	358	43.30	7.405	611	79.75
80.01 - 85.00	220	38,707,406.44	8.60	357	42.81	7.443	601	84.71
85.01 - 90.00	463	79,729,644.79	17.72	357	42.37	7.604	617	89.81
90.01 - 95.00	127	8,418,207.51	1.87	336	44.79	8.127	628	94.73
95.01 - 100.00	252	11,766,800.13	2.62	342	42.77	9.653	643	99.96

Total:	2,714	449,884,351.03	100.00	356	42.77	7.756	602	78.32

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 1 Collateral

FICO Score at Origination
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO				COMBINED
RANGE OF FICO	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	DEBT-TO-	GROSS		OLTV
SCORES	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	INCOME (%)	COUPON (%)	FICO	(%)

500 - 519	147	28,603,948.69	6.36	358	44.62	9.348	511	70.52
520 - 539	234	44,082,822.28	9.80	358	42.89	8.726	530	72.81
540 - 559	290	46,688,202.25	10.38	357	42.77	8.457	551	75.57
560 - 579	277	45,356,770.37	10.08	357	43.10	7.971	569	78.37
580 - 599	381	58,690,138.95	13.05	355	42.26	7.610	589	80.22
600 - 619	343	58,828,728.55	13.08	357	42.95	7.408	609	80.49
620 - 639	357	56,409,650.91	12.54	355	42.08	7.255	629	80.35
640 - 659	235	37,750,560.25	8.39	355	42.98	7.232	648	80.86
660 - 679	177	29,334,536.85	6.52	357	42.19	7.063	669	80.11
680 - 699	107	18,086,873.97	4.02	357	43.77	7.006	689	79.76
700 - 719	72	11,393,897.09	2.53	357	41.04	7.095	708	81.11
720 - 739	37	5,438,857.04	1.21	357	40.91	7.097	728	81.90
740 - 759	22	4,776,327.64	1.06	356	45.45	6.705	750	77.80
760 - 779	25	2,904,794.32	0.65	354	42.90	7.053	768	83.92
780 - 799	10	1,538,241.87	0.34	356	37.96	6.748	788	77.58

Total:	2,714	449,884,351.03	100.00	356	42.77	7.756	602	78.32

Debt-to-Income Ratio
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
RANGE OF DEBT-TO-	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
INCOME RATIOS (%)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

0.01 - 20.00	68	10,183,647.80	2.26	356	14.49	7.837	604	77.40
20.01 - 25.00	72	10,328,441.77	2.30	357	23.10	7.942	612	74.77
25.01 - 30.00	140	21,966,262.46	4.88	354	27.68	7.848	599	75.81
30.01 - 35.00	238	34,951,368.11	7.77	355	32.60	7.843	603	77.94
35.01 - 40.00	396	63,091,638.09	14.02	357	37.69	7.834	600	77.47
40.01 - 45.00	546	87,984,254.83	19.56	356	42.60	7.740	604	79.19
45.01 - 50.00	858	144,559,619.62	32.13	356	47.86	7.541	615	80.29
50.01 - 55.00	394	76,451,997.68	16.99	357	52.89	8.006	579	75.81
55.01 >=	2	367,120.67	0.08	358	55.31	9.798	579	73.81

Total:	2,714	449,884,351.03	100.00	356	42.77	7.756	602	78.32

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 1 Collateral

Geographic Distribution
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
STATE	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

California	268	61,573,678.94	13.69	357	43.77	7.311	608	74.27
Florida	386	55,791,748.63	12.40	356	42.31	8.066	597	78.05
Maryland	243	42,503,137.06	9.45	357	43.36	7.809	600	77.02
New Jersey	181	40,667,974.47	9.04	358	43.66	7.939	590	77.11
New York	153	37,957,781.42	8.44	356	43.09	7.762	592	74.96
Illinois	200	27,701,950.90	6.16	354	43.19	7.633	615	81.98
Massachusetts	117	25,116,640.03	5.58	358	44.82	7.648	604	78.49
Georgia	190	23,023,414.98	5.12	355	40.82	7.764	609	83.35
Virginia	91	17,883,517.53	3.98	358	41.58	7.695	593	76.61
Connecticut	65	10,612,132.88	2.36	357	45.10	7.942	603	80.94
Arizona	56	9,420,034.74	2.09	358	40.12	7.554	608	80.31
Michigan	78	7,958,744.65	1.77	357	42.30	8.338	590	81.63
Colorado	59	7,663,842.09	1.70	356	44.53	7.285	620	82.61
Nevada	44	7,620,437.72	1.69	357	46.19	7.259	610	80.89
Pennsylvania	60	7,387,583.10	1.64	356	38.58	8.138	615	82.78
Wisconsin	53	6,946,570.88	1.54	356	41.42	7.890	602	84.79
Minnesota	51	6,393,861.87	1.42	357	41.94	7.576	616	83.24
Hawaii	22	6,170,381.14	1.37	358	45.12	7.078	666	73.69
Washington	36	5,694,579.15	1.27	358	39.51	7.399	619	78.32
North Carolina	45	5,209,778.32	1.16	352	41.15	8.072	587	82.98
Texas	45	4,805,095.81	1.07	349	41.90	8.000	592	80.25
Ohio	51	4,637,595.48	1.03	355	39.17	8.284	582	83.08
District of Columbia	23	4,431,374.27	0.99	352	37.58	8.073	577	70.23
Rhode Island	15	2,585,077.72	0.57	357	45.06	7.925	586	77.97
Missouri	25	2,533,638.07	0.56	355	40.47	7.902	610	84.33
Oregon	16	2,427,472.50	0.54	357	38.42	7.504	607	81.08
Indiana	27	2,252,406.26	0.50	352	40.08	8.261	618	83.86
New Hampshire	10	1,784,123.68	0.40	358	35.58	8.363	590	76.20
Utah	14	1,774,166.98	0.39	356	43.36	7.344	617	78.94
South Carolina	13	1,462,724.44	0.33	357	38.94	8.365	574	81.95
Tennessee	15	1,414,672.01	0.31	357	37.54	8.301	618	89.24
New Mexico	11	1,264,156.51	0.28	355	43.43	8.248	606	81.54
Delaware	9	977,914.93	0.22	351	46.76	8.935	590	79.34
Idaho	6	794,291.03	0.18	358	38.26	7.589	604	85.48
West Virginia	4	704,486.89	0.16	358	43.66	9.311	582	78.75
Oklahoma	9	671,463.37	0.15	352	41.47	8.502	608	85.47
Maine	6	518,493.29	0.12	350	46.70	7.286	670	90.85
Vermont	5	457,350.72	0.10	349	49.29	8.852	636	77.26
Kentucky	3	251,941.88	0.06	354	46.05	7.872	601	90.00
Kansas	3	215,726.51	0.05	358	33.47	8.418	594	85.84
Alaska	1	199,702.21	0.04	358	40.79	7.500	591	80.00
Iowa	2	147,138.69	0.03	358	39.70	9.028	592	81.60
Montana	2	139,777.59	0.03	358	38.63	7.280	640	84.00
Arkansas	1	135,769.69	0.03	358	30.02	6.850	665	80.00

Total:	2,714	449,884,351.03	100.00	356	42.77	7.756	602	78.32

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 1 Collateral

Occupancy Status
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO				COMBINED
OCCUPANCY	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	DEBT-TO-	GROSS		OLTV
STATUS	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	INCOME (%)	COUPON (%)	FICO	(%)

Owner Occupied	2,442	408,334,549.51	90.76	356	43.05	7.737	599	77.97
Non-Owner Occupied	237	34,259,628.52	7.62	355	39.51	8.063	633	82.66
Second Home	35	7,290,173.00	1.62	358	42.24	7.363	641	77.41

Total:	2,714	449,884,351.03	100.00	356	42.77	7.756	602	78.32

Documentation Type
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO				COMBINED
INCOME	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	DEBT-TO-	GROSS		OLTV
DOCUMENTATION	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	INCOME (%)	COUPON (%)	FICO	(%)

Full Documentation	1,894	288,925,660.14	64.22	356	42.70	7.601	602	79.56
Stated Documentation	787	154,899,629.62	34.43	357	42.95	8.058	602	76.18
Easy Documentation	33	6,059,061.27	1.35	356	41.61	7.465	618	73.73

Total:	2,714	449,884,351.03	100.00	356	42.77	7.756	602	78.32

Loan Purpose
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO				COMBINED
	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	DEBT-TO-	GROSS		OLTV
PURPOSE	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	INCOME (%)	COUPON (%)	FICO	(%)

Cashout Refinance	1,681	321,583,888.75	71.48	356	42.46	7.791	591	76.16
Purchase	1,024	126,846,796.16	28.20	356	43.58	7.664	631	83.73
Rate/Term Refinance	9	1,453,666.12	0.32	356	41.37	8.168	590	84.06

Total:	2,714	449,884,351.03	100.00	356	42.77	7.756	602	78.32

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 1 Collateral

Property Type
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
PROPERTY TYPE	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

Single Family Residence	2,298	369,372,404.67	82.10	356	42.51	7.755	601	78.12
Two-to Four-Family Detached	228	52,067,825.91	11.57	357	44.73	7.765	604	78.91
Condominium	188	28,444,120.45	6.32	355	42.62	7.759	621	79.79

Total:	2,714	449,884,351.03	100.00	356	42.77	7.756	602	78.32

Prepayment Charge Term
								WTD
		PRINCIPAL		REMAINING				AVERAGE
PREPAYMENT CHARGE	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
TERM AT ORIGINATION	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
(MONTHS)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

No Prepayment Penalty	1,038	173,480,175.98	38.56	356	43.21	7.865	601	79.10
12 Months	193	37,049,554.53	8.24	355	41.58	7.708	610	77.76
24 Months	1,236	197,457,108.55	43.89	357	42.72	7.781	599	78.18
30 Months	2	321,505.85	0.07	270	40.58	8.184	602	90.00
36 Months	245	41,576,006.12	9.24	355	42.24	7.224	617	76.17

Total:	2,714	449,884,351.03	100.00	356	42.77	7.756	602	78.32

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 1 Collateral

Maximum Mortgage Rates of the Adjustable-Rate Loans
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
RANGE OF MAXIMUM	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
MORTGAGE RATES (%)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

11.000 - 11.499	6	1,476,200.81	0.37	358	44.90	5.239	712	71.99
11.500 - 11.999	61	14,392,536.30	3.60	358	43.48	5.821	664	76.41
12.000 - 12.499	120	27,484,130.12	6.87	358	44.22	6.277	640	77.19
12.500 - 12.999	358	73,889,161.51	18.48	358	42.88	6.785	628	79.08
13.000 - 13.499	304	57,526,532.04	14.38	358	43.96	7.248	609	79.25
13.500 - 13.999	483	89,169,233.19	22.30	358	42.27	7.735	603	80.68
14.000 - 14.499	289	48,271,797.73	12.07	358	41.40	8.222	579	80.54
14.500 - 14.999	242	38,646,649.69	9.66	358	42.55	8.718	563	79.28
15.000 - 15.499	96	14,866,087.22	3.72	358	43.95	9.219	542	74.42
15.500 - 15.999	74	11,290,651.16	2.82	358	41.29	9.723	537	72.55
16.000 - 16.499	34	6,162,740.78	1.54	358	45.39	10.215	531	66.88
16.500 - 16.999	58	10,214,373.49	2.55	358	44.41	10.723	540	64.20
17.000 - 17.499	24	3,850,781.18	0.96	358	42.25	11.173	542	63.18
17.500 - 17.999	14	1,922,416.92	0.48	358	39.94	11.778	541	58.46
18.000 - 18.499	4	777,263.22	0.19	358	43.80	11.768	535	62.57

Total:	2,167	399,940,555.36	100.00	358	42.86	7.751	599	78.20

Minimum Mortgage Rates of the Adjustable-Rate Loans
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
RANGE OF MINIMUM	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
MORTGAGE RATES (%)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

5.000 - 5.499	6	1,476,200.81	0.37	358	44.90	5.239	712	71.99
5.500 - 5.999	61	14,392,536.30	3.60	358	43.48	5.821	664	76.41
6.000 - 6.499	123	28,024,453.53	7.01	358	44.35	6.277	640	77.42
6.500 - 6.999	359	74,232,088.92	18.56	358	42.93	6.786	628	79.14
7.000 - 7.499	303	57,285,254.33	14.32	358	43.91	7.257	609	79.15
7.500 - 7.999	485	89,220,291.95	22.31	358	42.27	7.737	603	80.71
8.000 - 8.499	287	47,972,752.03	11.99	358	41.37	8.228	579	80.57
8.500 - 8.999	242	38,575,490.34	9.65	358	42.48	8.730	562	79.10
9.000 - 9.499	96	14,866,087.22	3.72	358	43.95	9.219	542	74.42
9.500 - 9.999	72	11,300,019.35	2.83	358	41.52	9.755	536	72.35
10.000 - 10.499	35	6,302,627.83	1.58	358	45.22	10.220	531	67.17
10.500 - 10.999	57	9,882,178.48	2.47	358	44.16	10.752	540	64.03
11.000 - 11.499	24	4,031,658.61	1.01	358	43.37	11.196	542	62.74
11.500 - 11.999	14	1,922,416.92	0.48	358	39.94	11.778	541	58.46
12.000 - 12.499	3	456,498.74	0.11	358	36.26	12.202	529	60.87

Total:	2,167	399,940,555.36	100.00	358	42.86	7.751	599	78.20

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 1 Collateral

Gross Margins of the Adjustable-Rate Loans
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO -	GROSS		COMBINED
RANGE OF GROSS	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
MARGINS (%)	LOANS	CUT -OFF DATE ($)	THE CUT -OFF DATE	(months)	(%)	(%)	FICO	(%)

3.000 - 3.249	1	134,830.16	0.03	358	25.14	8.350	533	64.29
4.000 - 4.249	3	723,890.28	0.18	358	41.26	5.180	710	71.65
4.250 - 4.499	7	1,895,511.83	0.47	358	50.12	5.419	729	74.13
4.500 - 4.749	18	4,348,720.30	1.09	358	41.76	5.698	655	72.26
4.750 - 4.999	44	10,017,430.60	2.50	358	43.76	5.947	656	76.74
5.000 - 5.249	57	13,647,381.70	3.41	358	44.56	6.187	638	77.44
5.250 - 5.499	103	22,231,296.32	5.56	358	44.00	6.446	638	77.47
5.500 - 5.749	126	25,067,630.40	6.27	358	42.48	6.687	629	79.06
5.750 - 5.999	192	39,406,857.60	9.85	358	43.10	6.934	624	79.00
6.000 - 6.249	166	31,710,987.07	7.93	358	43.39	7.136	613	79.07
6.250 - 6.499	214	40,803,814.41	10.20	358	44.07	7.438	613	80.27
6.500 - 6.749	209	39,485,399.56	9.87	358	41.82	7.700	604	80.64
6.750 - 6.999	1,027	170,466,805.13	42.62	358	42.35	8.788	567	77.14

Total:	2,167	399,940,555.36	100.00	358	42.86	7.751	599	78.20

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 1 Collateral

Next Rate Adjustment Date of the Adjustable-Rate Loans
		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
NEXT RATE	NUMBER OF	BALANCE	BALANCE AS OF	TERM TO	DEBT-TO -	GROSS		COMBINED
ADJUSTMENT	MORTGAGE	AS OF THE	THE CUT -OFF	MATURITY	INCOME	COUPON		OLTV
DATE	LOANS	CUT -OFF DATE ($)	DATE	(months)	(%)	(%)	FICO	(%)

June 2006	1	75,331.97	0.02	343	47.32	7.650	618	90.00
May 2007	7	1,032,758.68	0.26	354	51.21	7.149	608	89.85
June 2007	5	836,798.39	0.21	355	40.52	7.293	571	87.95
July 2007	30	4,949,890.84	1.24	356	39.29	7.582	636	83.57
August 2007	127	21,538,050.51	5.39	357	43.77	7.612	603	82.40
September 2007	1,907	352,982,468.61	88.26	358	42.82	7.784	597	77.86
October 2007	22	4,089,180.93	1.02	359	43.67	7.642	600	74.53
May 2008	1	342,927.41	0.09	354	52.43	6.850	665	90.00
July 2008	3	421,719.96	0.11	356	46.71	6.632	623	82.70
August 2008	3	519,499.99	0.13	357	30.39	6.720	655	81.99
September 2008	47	10,061,885.74	2.52	358	42.84	7.470	611	77.84
August 2010	2	443,971.73	0.11	357	54.35	7.689	607	76.33
September 2010	12	2,646,070.60	0.66	358	43.00	6.925	654	74.68

Total:	2,167	399,940,555.36	100.00	358	42.86	7.751	599	78.20

Initial Periodic Rate Cap of the Adjustable-Rate Loans
		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
	NUMBER OF	BALANCE	BALANCE AS OF	TERM TO	DEBT-TO -	GROSS		COMBINED
INITIAL PERIODIC	MORTGAGE	AS OF THE	THE CUT -OFF	MATURITY	INCOME	COUPON		OLTV
CAP (%)	LOANS	CUT -OFF DATE ($)	DATE	(months)	(%)	(%)	FICO	(%)

2.000	2,152	397,248,599.31	99.33	358	42.82	7.748	599	78.18
3.000	15	2,691,956.05	0.67	355	49.84	8.179	590	81.18

Total:	2,167	399,940,555.36	100.00	358	42.86	7.751	599	78.20

Periodic Rate Cap of the Adjustable-Rate Loans
		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
	NUMBER OF	BALANCE	BALANCE AS OF	TERM TO	DEBT-TO -	GROSS		COMBINED
PERIODIC	MORTGAGE	AS OF THE	THE CUT -OFF	MATURITY	INCOME	COUPON		OLTV
CAP (%)	LOANS	CUT -OFF DATE ($)	DATE	(months)	(%)	(%)	FICO	(%)

1.500	2,167	399,940,555.36	100.00	358	42.86	7.751	599	78.20

Total:	2,167	399,940,555.36	100.00	358	42.86	7.751	599	78.20

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 2 Collateral
Collateral Summary
Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).

		Summary Statistics	Range (if applicable)
Number of Mortgage Loans		1,972

Aggregate Current Principal Balance		$585,412,302.42

Average Current Principal Balance		$296,862.22	$5,712.43 to $960,000.00
Aggregate Original Principal Balance		$586,102,792.00

Average Original Principal Balance		$297,212.37	$5,900.00 to $960,000.00
Fully Amortizing Mortgage Loans		100.00%

1st Lien		93.73%

Weighted Avg. Gross Coupon		7.389%	5.150% to 13.750%

Weighted Avg. Original Term (months)		359	60 to 360
Weighted Avg. Remaining Term (months)		357	58 to 359

Weighted Avg. Margin(ARM Loans Only)		6.082%	4.070% to 6.990%

Weighted Avg. Maximum Rate (ARM Loans Only)		13.226%	11.150% to 17.900%

Weighted Avg. Minimum Rate (ARM Loans Only)		7.222%	5.150% to 11.900%

Weighted Avg. Combined Original LTV		82.13%	48.84% to 100.00%

Weighted Avg. Borrower FICO		637	500 to 816

Geographic Distribution (Top 5)	CA	33.86%
	NY	14.05%
	FL	9.89%
	NJ	6.48%
	MD	6.26%
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 2 Collateral

Collateral Type
		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
	NUMBER OF	BALANCE	BALANCE	TERM TO	DEBT-TO -	GROSS		COMBINED
	MORTGAGE	AS OF THE	AS OF	MATURITY	INCOME	COUPON		OLTV
COLLATERAL TYPE	LOANS	CUT -OFF DATE ($)	THE CUT -OFF DATE	(months)	(%)	(%)	FICO	(%)

2 YR/6MO LIB	925	327,525,752.67	55.95	358	43.51	7.540	626	81.06
2 YR/6MO LIB — 5YR IO	456	178,047,680.09	30.41	358	41.63	6.686	651	81.14
3 YR/6MO LIB	16	6,641,138.65	1.13	358	43.62	7.122	647	78.33
3 YR/6MO LIB — 5YR IO	17	7,781,181.97	1.33	358	39.90	6.355	679	78.29
5 YR/6MO LIB	8	3,901,923.39	0.67	358	39.25	6.893	652	77.59
FIXED RATE	550	61,514,625.65	10.51	352	43.43	8.809	647	91.85

Total:	1,972	585,412,302.42	100.00	357	42.86	7.389	637	82.13

Principal Balances at Origination
		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
RANGE OF	NUMBER OF	BALANCE	BALANCE	TERM TO	DEBT-TO -	GROSS		COMBINED
PRINCIPAL BALANCES	MORTGAGE	AS OF	AS OF	MATURITY	INCOME	COUPON		OLTV
AT ORIGINATION ($)	LOANS	ORIGINATION ($)	ORIGINATION	(months)*	(%)*	(%)*	FICO*	(%)

0.01 - 25,000.00	31	447,971.00	0.08	165	42.60	11.884	593	95.05
25,000.01 - 50,000.00	108	4,158,949.00	0.71	347	39.54	10.406	645	98.47
50,000.01 - 100,000.00	261	19,531,922.00	3.33	352	41.65	9.994	643	98.40
100,000.01 - 150,000.00	176	21,799,779.00	3.72	358	39.22	8.939	647	91.33
150,000.01 - 200,000.00	165	28,785,314.00	4.91	358	40.02	7.654	641	83.19
200,000.01 - 250,000.00	152	34,185,589.00	5.83	358	41.44	7.395	636	81.63
250,000.01 - 300,000.00	131	36,124,749.00	6.16	358	42.06	7.291	642	80.65
300,000.01 - 350,000.00	154	50,146,517.00	8.56	358	43.41	7.068	652	82.25
350,000.01 - 400,000.00	202	76,299,929.00	13.02	358	43.15	7.283	625	80.80
400,000.01 - 450,000.00	166	70,601,912.00	12.05	358	44.00	7.214	637	79.83
450,000.01 - 500,000.00	115	54,720,164.00	9.34	358	42.99	6.957	643	80.73
500,000.01 - 550,000.00	93	48,772,904.00	8.32	358	43.80	7.068	638	81.31
550,000.01 - 600,000.00	81	46,660,483.00	7.96	358	42.77	7.077	634	81.43
600,000.01 - 650,000.00	42	26,330,147.00	4.49	353	42.15	7.227	628	82.33
650,000.01 - 700,000.00	47	31,741,898.00	5.42	358	44.36	7.267	621	79.31
700,000.01 - 750,000.00	46	33,959,565.00	5.79	358	45.03	7.304	635	81.07
850,000.01 - 900,000.00	1	875,000.00	0.15	357	43.21	6.400	620	54.69
950,000.01 - 1,000,000.00	1	960,000.00	0.16	358	33.02	6.150	693	80.00

Total:	1,972	586,102,792.00	100.00	357	42.85	7.389	637	82.13

*Based on the original balances of the Mortgage Loans.
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 2 Collateral

Principal Balance as of the Cut -Off Date
		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
RANGE OF PRINCIPAL	NUMBER OF	BALANCE	BALANCE	TERM TO	DEBT-TO -	GROSS		COMBINED
BALANCES AS OF THE	MORTGAGE	AS OF THE	AS OF	MATURITY	INCOME	COUPON		OLTV
CUT -OFF DATE ($)	LOANS	CUT -OFF DATE ($)	THE CUT -OFF DATE	(months)	(%)	(%)	FICO	(%)

0.01 - 25,000.00	31	445,181.42	0.08	165	42.61	11.884	593	95.05
25,000.01 - 50,000.00	108	4,151,809.00	0.71	347	39.54	10.406	645	98.48
50,000.01 - 100,000.00	261	19,510,316.11	3.33	352	41.65	9.994	643	98.40
100,000.01 - 150,000.00	177	21,925,730.58	3.75	358	39.06	8.936	647	91.32
150,000.01 - 200,000.00	164	28,600,683.92	4.89	358	40.15	7.649	642	83.15
200,000.01 - 250,000.00	153	34,394,848.62	5.88	358	41.49	7.388	636	81.62
250,000.01 - 300,000.00	130	35,835,509.38	6.12	358	42.02	7.297	642	80.65
300,000.01 - 350,000.00	155	50,446,760.10	8.62	358	43.45	7.070	652	82.24
350,000.01 - 400,000.00	201	75,865,399.72	12.96	358	43.12	7.282	625	80.80
400,000.01 - 450,000.00	167	70,980,799.06	12.12	358	44.04	7.214	637	79.90
450,000.01 - 500,000.00	115	54,720,379.13	9.35	358	43.02	6.959	643	80.69
500,000.01 - 550,000.00	93	48,774,038.75	8.33	358	43.71	7.069	640	81.25
550,000.01 - 600,000.00	81	46,619,522.41	7.96	358	42.52	7.070	633	81.43
600,000.01 - 650,000.00	41	25,690,792.03	4.39	353	42.58	7.233	628	82.38
650,000.01 - 700,000.00	48	32,402,011.48	5.53	358	44.58	7.252	620	79.43
700,000.01 - 750,000.00	45	33,213,520.72	5.67	358	44.83	7.319	637	80.99
850,000.01 - 900,000.00	1	874,999.99	0.15	357	43.21	6.400	620	54.69
950,000.01 - 1,000,000.00	1	960,000.00	0.16	358	33.02	6.150	693	80.00

Total:	1,972	585,412,302.42	100.00	357	42.86	7.389	637	82.13

Remaining Term to Maturity
		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
	NUMBER OF	BALANCE	BALANCE	TERM TO	DEBT-TO -	GROSS		COMBINED
RANGE OF MONTHS	MORTGAGE	AS OF THE	AS OF	MATURITY	INCOME	COUPON		OLTV
REMAINING	LOANS	CUT -OFF DATE ($)	THE CUT -OFF DATE	(months)	(%)	(%)	FICO	(%)

1 - 60	1	8,066.41	0.00	58	45.89	11.990	564	95.00
61 - 120	16	332,017.81	0.06	118	43.55	10.873	628	97.97
121 - 180	27	1,321,564.25	0.23	178	44.25	9.278	626	93.23
181 - 240	5	308,816.78	0.05	238	34.92	9.958	617	93.64
301 - 360	1,923	583,441,837.17	99.66	358	42.86	7.381	637	82.09

Total:	1,972	585,412,302.42	100.00	357	42.86	7.389	637	82.13

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 2 Collateral

Mortgage Rates
								WTD
		PRINCIPAL		REMAINING				AVERAGE
RANGE OF CURRENT	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
MORTGAGE RATES	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
(%)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

5.000 - 5.499	12	5,186,528.00	0.89	358	39.31	5.323	667	79.66
5.500 - 5.999	108	46,300,749.35	7.91	358	41.10	5.865	685	79.05
6.000 - 6.499	149	59,187,883.48	10.11	358	41.84	6.271	655	79.32
6.500 - 6.999	379	149,721,481.66	25.58	357	43.45	6.779	646	80.65
7.000 - 7.499	243	88,061,737.03	15.04	358	42.65	7.250	639	81.78
7.500 - 7.999	336	114,789,817.55	19.61	358	42.51	7.744	628	82.26
8.000 - 8.499	127	42,369,637.32	7.24	358	43.87	8.224	607	82.68
8.500 - 8.999	107	29,006,113.28	4.95	357	44.26	8.679	582	84.26
9.000 - 9.499	85	12,321,426.60	2.10	358	43.61	9.292	602	88.05
9.500 - 9.999	154	16,540,822.14	2.83	356	44.44	9.756	634	92.57
10.000 - 10.499	74	6,916,416.59	1.18	351	43.22	10.162	610	92.67
10.500 - 10.999	87	7,787,832.06	1.33	353	42.52	10.776	606	91.06
11.000 - 11.499	60	4,790,936.20	0.82	352	43.98	11.202	607	96.60
11.500 - 11.999	23	1,687,028.61	0.29	339	45.28	11.766	585	85.62
12.000 - 12.499	16	488,592.45	0.08	316	44.74	12.194	623	95.14
12.500 - 12.999	9	187,041.04	0.03	276	40.21	12.710	591	93.46
13.000 - 13.499	2	46,333.92	0.01	178	48.08	13.250	582	90.00
13.500 - 13.999	1	21,925.14	0.00	178	54.92	13.750	553	83.86

Total:	1,972	585,412,302.42	100.00	357	42.86	7.389	637	82.13

Original Loan-to-Value Ratios
								WTD
		PRINCIPAL		REMAINING				AVERAGE
RANGE OF ORIGINAL	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
LOAN -TO-VALUE	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
RATIOS (%)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

45.01 - 50.00	1	419,302.61	0.07	358	35.69	6.950	566	48.84
50.01 - 55.00	3	1,834,286.21	0.31	358	48.05	6.512	656	53.55
55.01 - 60.00	12	5,562,086.90	0.95	358	44.23	7.215	563	58.58
60.01 - 65.00	24	10,786,068.14	1.84	358	43.29	7.938	593	63.93
65.01 - 70.00	26	12,837,980.37	2.19	358	41.76	7.363	615	68.89
70.01 - 75.00	46	20,492,437.32	3.50	358	45.78	8.125	564	74.44
75.01 - 80.00	1,048	372,332,365.81	63.60	358	42.42	7.062	648	79.91
80.01 - 85.00	79	31,799,884.48	5.43	357	46.40	7.167	607	84.58
85.01 - 90.00	209	75,558,081.61	12.91	356	42.76	7.434	619	89.69
90.01 - 95.00	77	11,515,286.47	1.97	351	43.82	8.173	644	94.63
95.01 - 100.00	447	42,274,522.50	7.22	355	42.41	9.713	657	99.96

Total:	1,972	585,412,302.42	100.00	357	42.86	7.389	637	82.13

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 2 Collateral

FICO Score at Origination
		PRINCIPAL		REMAINING				AVERAGE WTD
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO				COMBINED
RANGE OF FICO	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	DEBT-TO-	GROSS		OLTV
SCORES	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	INCOME (%)	COUPON (%)	FICO	(%)

500 - 519	31	14,606,887.76	2.50	357	47.27	8.929	509	74.88
520 - 539	47	20,844,050.33	3.56	358	46.59	8.319	531	74.92
540 - 559	65	22,112,644.38	3.78	357	43.33	8.045	550	82.90
560 - 579	102	32,519,449.97	5.55	357	44.62	7.653	570	82.04
580 - 599	223	60,349,977.37	10.31	357	41.44	7.588	589	82.85
600 - 619	206	58,467,968.23	9.99	358	42.21	7.516	609	82.92
620 - 639	340	94,891,115.92	16.21	357	42.34	7.417	629	82.93
640 - 659	340	94,180,631.41	16.09	356	42.62	7.186	649	82.21
660 - 679	191	53,474,666.16	9.13	357	43.36	7.120	669	82.17
680 - 699	157	49,287,068.74	8.42	358	43.50	7.041	689	82.84
700 - 719	115	36,502,015.06	6.24	358	42.18	7.064	709	82.33
720 - 739	67	19,667,608.00	3.36	358	42.23	6.927	729	83.70
740 - 759	46	15,028,522.16	2.57	358	40.91	7.000	749	83.45
760 - 779	19	6,674,959.01	1.14	358	41.14	6.668	772	80.83
780 - 799	18	4,888,076.18	0.83	358	43.04	6.749	787	80.55
800 - 819	5	1,916,661.74	0.33	358	44.27	6.435	811	76.20

Total:	1,972	585,412,302.42	100.00	357	42.86	7.389	637	82.13

Debt-to-Income Ratio
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
RANGE OF DEBT-TO-	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
INCOME RATIOS (%)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

0.01 - 20.00	49	12,078,894.32	2.06	357	13.34	7.055	639	83.07
20.01 - 25.00	36	9,297,571.51	1.59	357	23.06	7.259	610	80.56
25.01 - 30.00	91	23,725,329.87	4.05	357	27.45	7.187	640	82.18
30.01 - 35.00	176	45,701,025.36	7.81	357	32.75	7.426	639	82.43
35.01 - 40.00	279	75,447,625.55	12.89	358	37.95	7.310	649	82.09
40.01 - 45.00	468	133,608,584.15	22.82	357	42.60	7.406	638	82.06
45.01 - 50.00	716	215,531,672.68	36.82	357	47.85	7.380	644	82.51
50.01 - 55.00	157	70,021,598.98	11.96	357	52.78	7.588	599	80.97

Total:	1,972	585,412,302.42	100.00	357	42.86	7.389	637	82.13

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 2 Collateral

Geographic Distribution
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
STATE	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

California	548	198,222,810.86	33.86	357	44.01	7.124	639	81.16
New York	253	82,245,246.37	14.05	357	44.66	7.451	653	83.17
Florida	249	57,907,936.67	9.89	357	40.78	7.642	636	81.97
New Jersey	126	37,925,732.49	6.48	357	42.69	7.661	631	81.08
Maryland	117	36,624,734.60	6.26	358	43.02	7.376	641	83.40
Virginia	95	32,085,369.39	5.48	358	44.88	7.397	627	82.42
Massachusetts	82	25,076,469.69	4.28	357	41.89	7.690	629	82.38
Illinois	100	22,761,492.04	3.89	358	41.67	7.336	642	83.02
Georgia	65	13,504,805.44	2.31	357	40.08	7.490	627	81.65
Nevada	52	12,439,847.65	2.12	357	41.88	7.637	634	84.54
Hawaii	25	9,971,663.26	1.70	355	41.46	7.024	635	80.71
Connecticut	21	5,856,412.13	1.00	358	38.63	7.661	616	84.89
Arizona	18	5,642,605.57	0.96	358	36.64	7.658	620	82.82
Texas	33	4,975,369.42	0.85	355	38.35	7.764	616	82.88
Washington	26	4,933,275.50	0.84	358	37.20	7.229	629	82.24
District of Columbia	9	3,806,220.47	0.65	358	41.73	7.446	624	79.58
Pennsylvania	14	3,773,368.48	0.64	358	39.67	7.804	603	77.88
North Carolina	21	3,286,768.98	0.56	357	39.07	7.669	624	83.81
Colorado	16	2,802,246.48	0.48	358	37.88	7.254	635	82.84
Michigan	14	2,593,124.19	0.44	355	41.90	7.961	609	83.43
Rhode Island	11	1,971,911.25	0.34	356	41.10	7.732	649	84.69
Wisconsin	5	1,962,932.97	0.34	355	49.72	7.326	613	81.09
Indiana	8	1,611,609.57	0.28	358	45.02	7.991	580	81.03
Idaho	3	1,517,831.34	0.26	356	42.52	8.564	657	93.87
Minnesota	10	1,495,707.56	0.26	358	34.14	7.475	638	84.93
Tennessee	5	1,342,857.57	0.23	357	28.45	7.277	622	91.01
New Mexico	8	1,219,356.65	0.21	358	38.49	8.104	608	85.03
Ohio	7	1,052,264.05	0.18	356	30.94	7.950	594	88.53
Missouri	5	1,013,266.72	0.17	358	21.01	7.517	689	83.01
South Carolina	4	885,924.39	0.15	358	46.58	6.991	634	88.80
Oklahoma	3	670,526.87	0.11	358	32.95	8.043	588	81.33
West Virginia	3	589,870.35	0.10	357	46.77	8.534	601	92.93
Oregon	3	576,881.84	0.10	358	51.63	7.869	604	87.77
Maine	1	555,163.84	0.09	358	50.48	7.450	592	80.00
Utah	2	548,095.67	0.09	358	47.16	7.084	586	74.70
Delaware	2	529,844.32	0.09	358	43.25	7.249	569	83.36
Vermont	1	449,600.18	0.08	358	37.32	10.000	524	61.22
Kansas	1	346,233.71	0.06	358	41.13	7.500	580	95.00
Kentucky	2	329,440.85	0.06	358	43.90	8.269	583	86.14
New Hampshire	2	169,765.46	0.03	358	39.62	7.945	709	84.00
Montana	2	137,717.58	0.02	322	47.20	8.369	664	83.99

Total:	1,972	585,412,302.42	100.00	357	42.86	7.389	637	82.13

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 2 Collateral

Occupancy Status
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO				COMBINED
OCCUPANCY	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	DEBT-TO-	GROSS		OLTV
STATUS	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	INCOME(%)	COUPON(%)	FICO	(%)

Owner Occupied	1,944	572,791,752.99	97.84	357	42.83	7.381	637	82.07
Non-Owner Occupied	25	11,638,422.97	1.99	357	44.32	7.771	639	84.25
Second Home	3	982,126.46	0.17	358	42.21	7.196	672	90.14

Total:	1,972	585,412,302.42	100.00	357	42.86	7.389	637	82.13

Documentation Type
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO				COMBINED
INCOME	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	DEBT-TO-	GROSS		OLTV
DOCUMENTATION	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	INCOME (%)	COUPON (%)	FICO	(%)

Stated Documentation	963	294,900,985.19	50.37	357	43.90	7.663	648	81.27
Full Documentation	987	281,238,043.79	48.04	357	41.78	7.098	626	83.05
Easy Documentation	22	9,273,273.44	1.58	357	42.16	7.481	602	81.33

Total:	1,972	585,412,302.42	100.00	357	42.86	7.389	637	82.13

Loan Purpose
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO				COMBINED
	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	DEBT-TO-	GROSS		OLTV
PURPOSE	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	INCOME (%)	COUPON (%)	FICO	(%)

Purchase	1,515	392,921,948.84	67.12	357	42.49	7.408	648	82.94
Cashout Refinance	451	190,392,965.01	32.52	357	43.57	7.344	614	80.45
Rate/Term Refinance	6	2,097,388.57	0.36	358	45.89	7.805	588	83.32

Total:	1,972	585,412,302.42	100.00	357	42.86	7.389	637	82.13

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 2 Collateral

Property Type
								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
PROPERTY TYPE	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

Single Family Residence	1,619	481,256,375.88	82.21	357	42.74	7.372	633	81.96
Two-to Four-Family Detached	217	67,795,510.51	11.58	357	43.91	7.504	660	82.71
Condominium	136	36,360,416.03	6.21	357	42.40	7.401	648	83.25

Total:	1,972	585,412,302.42	100.00	357	42.86	7.389	637	82.13

Prepayment Charge Term
								WTD
		PRINCIPAL		REMAINING				AVERAGE
PREPAYMENT CHARGE	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
TERM AT ORIGINATION	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
(MONTHS)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

No Prepayment Penalty	716	200,175,913.43	34.19	357	42.77	7.651	638	82.73
12 Months	208	65,664,175.51	11.22	357	44.61	7.445	642	81.81
24 Months	939	281,118,694.00	48.02	358	42.70	7.271	634	82.00
36 Months	109	38,453,519.48	6.57	354	41.42	6.787	642	80.45

Total:	1,972	585,412,302.42	100.00	357	42.86	7.389	637	82.13

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
d
Description of the Group 2 Collateral

Maximum Mortgage Rates of the Adjustable-Rate Loans

								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
RANGE OF MAXIMUM	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
MORTGAGE RATES (%)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

11.000 - 11.499	12	5,186,528.00	0.99	358	39.31	5.323	667	79.66
11.500 - 11.999	99	42,377,693.91	8.09	358	40.71	5.853	685	79.36
12.000 - 12.499	137	53,474,661.62	10.21	358	41.39	6.272	653	79.54
12.500 - 12.999	364	142,657,261.88	27.23	358	43.31	6.782	647	80.50
13.000 - 13.499	234	84,051,332.17	16.04	358	42.70	7.248	638	81.61
13.500 - 13.999	328	111,764,446.67	21.33	358	42.70	7.737	629	82.31
14.000 - 14.499	123	41,300,184.60	7.88	358	43.45	8.208	607	82.58
14.500 - 14.999	82	26,032,262.26	4.97	358	44.45	8.665	573	82.83
15.000 - 15.499	17	6,775,379.12	1.29	358	44.50	9.250	547	78.76
15.500 - 15.999	13	5,180,780.42	0.99	358	47.06	9.548	548	76.99
16.000 - 16.499	4	1,760,973.44	0.34	358	46.57	10.083	514	72.72
16.500 - 16.999	6	2,244,108.62	0.43	358	44.32	10.733	573	69.88
17.000 - 17.499	1	424,708.50	0.08	358	54.28	11.200	595	64.89
17.500 - 17.999	2	667,355.56	0.13	358	51.09	11.879	561	64.83

Total:	1,422	523,897,676.77	100.00	358	42.79	7.222	636	80.99

Minimum Mortgage Rates of the Adjustable-Rate Loans

								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
RANGE OF MINIMUM	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
MORTGAGE RATES (%)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

5.000 - 5.499	12	5,186,528.00	0.99	358	39.31	5.323	667	79.66
5.500 - 5.999	99	42,377,693.91	8.09	358	40.71	5.853	685	79.36
6.000 - 6.499	137	53,474,661.62	10.21	358	41.39	6.272	653	79.54
6.500 - 6.999	366	143,253,527.54	27.34	358	43.32	6.782	647	80.54
7.000 - 7.499	235	84,511,332.17	16.13	358	42.50	7.247	639	81.71
7.500 - 7.999	326	111,168,181.01	21.22	358	42.67	7.742	629	82.28
8.000 - 8.499	123	41,169,436.09	7.86	358	43.82	8.220	607	82.52
8.500 - 8.999	83	26,620,166.72	5.08	358	44.40	8.666	576	83.21
9.000 - 9.499	16	6,446,127.63	1.23	358	44.88	9.306	541	77.68
9.500 - 9.999	12	4,592,875.96	0.88	358	47.65	9.656	529	74.05
10.000 - 10.499	4	1,760,973.44	0.34	358	46.57	10.083	514	72.72
10.500 - 10.999	6	2,244,108.62	0.43	358	44.32	10.733	573	69.88
11.000 - 11.499	1	424,708.50	0.08	358	54.28	11.200	595	64.89
11.500 - 11.999	2	667,355.56	0.13	358	51.09	11.879	561	64.83

Total:	1,422	523,897,676.77	100.00	358	42.79	7.222	636	80.99

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 2 Collateral

Gross Margins of the Adjustable-Rate Loans

								WTD
		PRINCIPAL		REMAINING				AVERAGE
	NUMBER OF	BALANCE	% OF PRINCIPAL	TERM TO	DEBT-TO-	GROSS		COMBINED
RANGE OF GROSS	MORTGAGE	AS OF THE	BALANCE AS OF	MATURITY	INCOME	COUPON		OLTV
MARGINS (%)	LOANS	CUT-OFF DATE ($)	THE CUT-OFF DATE	(months)	(%)	(%)	FICO	(%)

4.000 - 4.249	6	2,284,128.00	0.44	358	38.30	5.217	676	77.61
4.250 - 4.499	11	4,862,626.82	0.93	358	39.84	5.454	671	79.10
4.500 - 4.749	24	10,300,006.71	1.97	358	39.97	5.699	673	78.57
4.750 - 4.999	60	24,035,145.22	4.59	358	41.47	5.924	682	79.77
5.000 - 5.249	79	32,530,527.25	6.21	358	40.86	6.134	672	79.96
5.250 - 5.499	105	42,870,873.62	8.18	358	42.01	6.436	651	79.55
5.500 - 5.749	138	52,793,306.25	10.08	358	43.64	6.652	652	79.88
5.750 - 5.999	189	72,297,059.04	13.80	358	43.14	6.932	639	80.58
6.000 - 6.249	133	49,042,268.02	9.36	358	42.94	7.148	640	82.03
6.250 - 6.499	158	57,273,321.73	10.93	358	43.08	7.415	640	81.80
6.500 - 6.749	128	41,443,569.19	7.91	358	41.56	7.664	632	82.54
6.750 - 6.999	391	134,164,844.92	25.61	358	43.81	8.374	599	81.67

Total:	1,422	523,897,676.77	100.00	358	42.79	7.222	636	80.99

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
Description of the Group 2 Collateral

Next Rate Adjustment Date of the Adjustable-Rate Loans

		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
NEXT RATE	NUMBER OF	BALANCE	BALANCE AS OF	TERM TO	DEBT-TO-	GROSS		COMBINED
ADJUSTMENT	MORTGAGE	AS OF THE	THE CUT-OFF	MATURITY	INCOME	COUPON		OLTV
DATE	LOANS	CUT-OFF DATE ($)	DATE	(months)	(%)	(%)	FICO	(%)

May 2007	4	1,644,170.12	0.31	354	33.80	7.555	646	95.73
June 2007	2	1,166,920.03	0.22	355	32.65	7.306	604	87.82
July 2007	23	9,640,408.78	1.84	356	42.01	7.328	669	85.11
August 2007	111	44,928,209.36	8.58	357	42.91	6.875	641	81.79
September 2007	1,218	440,243,029.12	84.03	358	42.88	7.271	633	80.86
October 2007	23	7,950,695.35	1.52	359	45.39	7.360	632	80.84
August 2008	4	2,051,240.91	0.39	357	43.95	6.084	732	78.82
September 2008	28	12,017,079.71	2.29	358	41.32	6.860	651	78.62
October 2008	1	354,000.00	0.07	359	37.89	5.150	712	64.95
August 2010	2	1,315,104.92	0.25	357	29.02	7.698	595	72.85
September 2010	6	2,586,818.47	0.49	358	44.45	6.484	681	80.00

Total:	1,422	523,897,676.77	100.00	358	42.79	7.222	636	80.99

Initial Periodic Rate Cap of the Adjustable-Rate Loans

		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
	NUMBER OF	BALANCE	BALANCE AS OF	TERM TO	DEBT-TO-	GROSS		COMBINED
INITIAL PERIODIC	MORTGAGE	AS OF THE	THE CUT-OFF	MATURITY	INCOME	COUPON		OLTV
CAP (%)	LOANS	CUT-OFF DATE ($)	DATE	(months)	(%)	(%)	FICO	(%)

2.000	1,417	521,924,255.16	99.62	358	42.82	7.220	636	80.93
3.000	5	1,973,421.61	0.38	355	34.35	7.654	648	96.44

Total:	1,422	523,897,676.77	100.00	358	42.79	7.222	636	80.99

Periodic Rate Cap of the Adjustable-Rate Loans

		PRINCIPAL	% OF PRINCIPAL	REMAINING				WTD AVERAGE
	NUMBER OF	BALANCE	BALANCE AS OF	TERM TO	DEBT-TO-	GROSS		COMBINED
PERIODIC	MORTGAGE	AS OF THE	THE CUT-OFF	MATURITY	INCOME	COUPON		OLTV
CAP (%)	LOANS	CUT-OFF DATE ($)	DATE	(months)	(%)	(%)	FICO	(%)

1.500	1,422	523,897,676.77	100.00	358	42.79	7.222	636	80.99

Total:	1,422	523,897,676.77	100.00	358	42.79	7.222	636	80.99

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.

FHLT SERIES 2005-D TRUST Mortgage-Backed Certificates, Series 2005-D
For Additional Information Please Call:
Barclays Capital

Syndicate
Craig Leonard	212-412-2663
Brain Dixon	212-412-2663

Banking
Joseph O’Doherty	212-412-5517
Glen Greeley	212-412-6741
Kwaw deGraft-Johnson	212-412-6773
Katherine Young	212-412-1116
J. David Maynard	212-412-5257

Structuring
Roopali Gupta	212-412-5274
Rating Agencies

Moody’s Investors Service
Moni Bannerjee	212-553-4513

Standard & Poor’s
David Glehan	212-438-7324
Eliza Chu	212-438-7317

Dominion Bond Rating Service
Quincy Tang	212-806-3256
Benjamin Chen	212-806-3201
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Please refer to the important information and qualifications on the second page hereof when reviewing this information.